Filed pursuant to Rule 497(e)
Registration Nos. 333-56018; 811-10303

Buffalo Funds

Supplement dated November 21, 2016
to the
Prospectus dated July 29, 2016

Effective December 1, 2016, the Board of Trustees (the “Board”) of Buffalo Funds has approved the elimination of the 2% redemption fee on shares of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund and Buffalo Mid Cap Fund that are redeemed within 60 days of purchase.  The Board has also approved the elimination of the 2% redemption fee on shares of the Buffalo Emerging Opportunities Fund, Buffalo High Yield Fund and Buffalo Small Cap Fund that are redeemed within 180 days of purchase.

Accordingly, all references to the redemption fee in the Buffalo Funds’ Prospectus are hereby removed effective as of December 1, 2016.

Please retain this supplement with your Prospectus.

BUFFALO FUNDS

BUFFALO DISCOVERY FUND  (BUFTX)
BUFFALO DIVIDEND FOCUS FUND  (BUFDX)
BUFFALO EMERGING OPPORTUNITIES FUND  (BUFOX)
BUFFALO FLEXIBLE INCOME FUND  (BUFBX)
BUFFALO GROWTH FUND  (BUFGX)
BUFFALO HIGH YIELD FUND  (BUFHX)
BUFFALO INTERNATIONAL FUND  (BUFIX)
BUFFALO LARGE CAP FUND  (BUFEX)
BUFFALO MID CAP FUND  (BUFMX)
BUFFALO SMALL CAP FUND  (BUFSX)

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2016
as supplemented November 21, 2016

This Statement of Additional Information is not a Prospectus but should be read in conjunction with the Buffalo Funds’ current Prospectus, dated July 29, 2016, as supplemented November 21, 2016.  Certain information from the Buffalo Funds’ Annual Report to Shareholders is incorporated by reference into this Statement of Additional Information.  To obtain the Prospectus or the most recent annual or semi-annual report to shareholders, free of charge, please call the Funds toll-free at 1-800-49-BUFFALO (1-800-492-8332).

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INTRODUCTION

This Statement of Additional Information (“SAI”) supplements the Buffalo Funds’ Prospectus dated July 29, 2016, as supplemented November 21, 2016.  This SAI provides additional information concerning the organization, operation and management of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund (each a “Fund,” and collectively, the “Buffalo Funds” or the “Funds”), each a series of Buffalo Funds, a Delaware statutory trust (the “Trust”).

The Trust is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Each of the Funds in the Trust is classified as “diversified” under the 1940 Act.  “Diversified” means that at least 75% of the value of a Fund’s total assets must be comprised of: (i) cash and cash items; (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (iii) securities of other investment companies; or (iv) other securities; provided that no more than 5% of the value of the Fund’s total assets are invested in the securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer.  The remaining 25% of the value of the Fund’s total assets may be invested in a single issuer, or in multiple issuers, not subject to the above limitations.  The Funds may not change their classifications as “diversified” without shareholder approval.

The Funds have elected and intend to qualify to be treated as regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As RICs, the Funds are generally not subject to federal income taxes on amounts distributed to shareholders provided that the Funds comply with all applicable Code requirements regarding the sources of their income, the timing, amount, and character of their distributions, and the diversification of their assets.  To so qualify, among other requirements, the Funds will limit their investments so that, at the close of each quarter of each Fund’s taxable year: (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, provided that for purposes of this test, no security of any one issuer may constitute more than 5% of the value of the Fund’s assets and no more than 10% of the outstanding voting securities of any such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar, or related trades or businesses, or of certain qualified publicly traded partnerships.

Kornitzer Capital Management, Inc. serves as each Fund’s manager and investment advisor (“KCM” or the “Advisor”).  KCM oversees the investment program and management of each Fund’s investments and makes the Funds’ day-to-day investment decisions.

GENERAL INFORMATION AND HISTORY

The Trust was organized as a Delaware statutory trust on February 14, 2001.  Each Fund is one series, or mutual fund, formed by the Trust.  The Buffalo Flexible Income Fund (formerly, the Buffalo Balanced Fund), Buffalo High Yield, Buffalo Large Cap, Buffalo Small Cap and Buffalo Growth (formerly, Buffalo USA Global) Funds (the “Successor Funds”) are the successors to the Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Small Cap Fund, Inc. and Buffalo USA Global Fund, Inc., respectively (the “Predecessor Fund(s)”), pursuant to a reorganization that took place on July 29, 2008 (the “Reorganization”) for all Funds except the Buffalo Small Cap Fund, the reorganization of which took place on August 19, 2008.  Prior to that date, the Successor Funds had no investment operations.  The Predecessor Funds had the same investment objectives, strategies and policies as the corresponding Successor Funds at the time of the Reorganization and were managed by the same investment advisor as the Funds.  Effective July 31, 2009, the name of the Successor Buffalo USA Global Fund was changed to the Buffalo Growth Fund and its investment strategies were revised.  Effective July 29, 2011, the name of the Successor Buffalo Balanced Fund was changed to Buffalo Flexible Income Fund and the investment strategies were revised from a “balanced” strategy to a “flexible” strategy as described in the Prospectus.  On the same date, the Buffalo Growth Fund’s investment strategies were also revised as set forth in the Prospectus.  Effective June 29, 2012, the name of the Buffalo Science & Technology Fund was changed to Buffalo Discovery Fund and its investment strategies were revised.  Effective January 25, 2013, the Buffalo China Fund was reorganized into the Buffalo International Fund.  Effective June 3, 2013, the name of the Buffalo Micro Cap Fund was changed to Buffalo Emerging Opportunities Fund and its investment strategies were revised.

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An unlimited number of shares of beneficial interest in the Trust were authorized for each series of the Trust.  All shares of each of the Funds have the same rights and privileges as other shares of the same Fund.  Each full and fractional share issued and outstanding has: (1) equal voting rights with respect to matters that affect that Fund; and (2) equal dividend, distribution and redemption rights to the assets of that Fund.  Shares when issued are fully paid and non-assessable.  The Trust’s Board of Trustees (the “Board of Trustees”) may create other series of the Trust and divide any series into separate classes.  Shareholders do not have pre-emptive or conversion rights.  The Funds will not hold regular annual shareholder or other shareholder meetings except as required by the 1940 Act and other applicable laws, or as determined by the Board of Trustees.

Non-cumulative voting.  Shares of the Buffalo Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Buffalo Funds voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Trustees.

Shareholder meetings.  The Funds will not hold annual meetings except as required by the 1940 Act and other applicable laws.  The Funds have undertaken that the Board of Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of a Fund for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

INFORMATION ABOUT THE BUFFALO FUNDS’ INVESTMENTS

The objectives, strategies and policies discussed in this SAI and in the Funds’ Prospectus generally apply when a Fund makes an investment.  If a percentage or other restriction is met at the time of initial investment, except with respect to borrowings and holdings in illiquid securities, a Fund is usually not required to sell a security or other investment because circumstances change and the security or other investment no longer meets one or more of a Fund’s restrictions.  If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, the Fund will, within three days thereafter, excluding Sundays and holidays, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings will be at least 300%.  Likewise, in the event that a Fund’s holdings in illiquid securities exceeds its limitations due to market factors, the Fund will make such adjustments necessary to reduce its holdings in such securities to comply with its limitations.

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Investment Objectives

Buffalo Discovery Fund, Buffalo Emerging Opportunities Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund – the investment objective of each Fund is long-term growth of capital.

Buffalo Dividend Focus Fund and Buffalo High Yield Fund – the investment objective of each Fund is current income, with long-term growth of capital as a secondary objective.

Buffalo Flexible Income Fund – the investment objective of the Flexible Income Fund is the generation of high current income and, as a secondary objective, long-term growth of capital.

Changes to investment objectives, strategies or policies.  Unless otherwise stated, a Fund’s investment objectives, strategies or policies may be changed only by the Board of Trustees, without shareholder approval.  However, a Fund will not change its investment objective without providing 60 days’ advance written notice of the change to shareholders.  The Buffalo High Yield, Buffalo Large Cap, Buffalo Mid Cap and Buffalo Small Cap Funds will not change their investment policies of investing at least 80% of the Fund’s net assets in investments suggested by the Fund’s name without first providing shareholders with at least 60 days’ prior written notice.

Additional Information About the Funds’ Principal Investment Strategies, Policies and Risks

Recent Market Events.  U.S. and international markets have experienced significant volatility in recent years.  As a result, the securities markets have experienced price volatility which may increase the risks of investing in the securities held by the Funds.  Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible continued market turbulence may have an adverse effect on the Funds.

Common Stock.  All of the Buffalo Funds may invest in the common stock of companies, including real estate investment trusts (“REITs”) and the Buffalo International Fund may also invest in publicly traded common stock of foreign companies of any size.  The purchaser of common stock receives an ownership interest in a company and usually certain voting rights with regard to that company.  The owner of common stock may participate in a company’s success through the receipt of dividends, which are distributions of earnings by the company to its owners.  Owners of common stock may also participate in a company’s success or lack of success through increases or decreases in the value of the company’s shares as they are traded in the public securities markets.  Common stocks and stock markets generally, can be volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Other Equity Securities.  To the extent that any of the Buffalo Funds purchase equity securities other than common stocks, including preferred stocks, convertible preferred stocks, MLP (Master Limited Partnership) securities (or other investments) with prices linked to the value of common stock, rights and warrants, they will be exposed to the following benefits and risks.

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Preferred stockholders typically receive greater dividends, but may receive less appreciation than common stockholders and may have greater voting rights as well.

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A convertible preferred stock is a preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer.  Convertible preferred stock provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock.  Convertible preferred stock tends to increase in market value when interest rates decline and decrease in value when interest rates rise.  Like a common stock, the value of a convertible preferred stock also tends to increase as the market value of the underlying stock rises, and tends to decrease as the market value of the underlying stock declines.  Because both interest rate and market movements can influence its value, convertible preferred stock is not as sensitive to interest rates as a similar debt security and not as sensitive to changes in share price as its underlying stock.

Convertible preferred stock is usually issued either by an operating company or by an investment bank.  When issued by an operating company, convertible preferred stock tends to be senior to common stock, but subordinate to other types of debt securities issued by that company.  When convertible preferred stock issued by an operating company is “converted,” the operating company often issues new common stock to the holder of the convertible stock.  If, however, the parity price, which is the price at which the common stock underlying the convertible stock may be obtained, of the convertible stock is less than the call price, which is the price of the convertible preferred stock including any premium related to the conversion feature, the operating company may pay out cash instead of common stock.  When convertible preferred stock is issued by an investment bank, the security is an obligation of, and is convertible through, the issuing investment bank.

In addition, the issuer of the convertible preferred stock may be important in determining the security’s true value.  This is because the holder of the convertible preferred stock will have recourse only to the issuer.  Convertible preferred stock may also be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.  Convertible preferred stock is treated like a preferred stock for a Fund’s financial reporting, credit rating and investment limitation purposes.

An MLP is a limited partnership that is publicly traded on a securities exchange.  To qualify for MLP status, a partnership must generate at least 90% of its income from what the IRS deems to be qualifying sources.  For many MLPs, these sources include all manner of activities related to the production, processing or transportation of oil, natural gas and coal.

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public.  The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks.  The purchase of rights involves the risk that a Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

A warrant allows the holder to purchase a security at a fixed price during a preset time period.  The value of a warrant will increase, if the market value of a particular security increases after the warrant is purchased.  If the market value of the security decreases after the warrant is purchased or if the term of the warrant expires before it is exercised, the holder of the warrant will incur a loss.  Warrants do not provide the holder the right to receive dividends or the right to vote.

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Large-Cap Companies.  The Buffalo Large Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of larger companies.  Large-cap companies may be more stable than newer, smaller companies, and securities of larger companies tend to be regularly traded.  Large-cap companies, however, may be unable to respond quickly to new competitive challenges.  Large-cap companies are also sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Companies.  The Buffalo Mid Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of mid-cap companies.  Mid-cap companies may have more potential for growth than larger companies, but mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger, more established companies.  Mid-cap company securities also may be bought and sold less often and in smaller amounts than larger company securities.  In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.  If a Fund wants to sell a large quantity of a mid-cap company’s securities, it may have to sell at a lower price or sell in smaller than desired quantities over a period of time.

Small-Cap Companies.  The Buffalo Small Cap Fund, Emerging Opportunities Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of small-cap companies.  Smaller, less seasoned companies may have more potential for greater and rapid growth, but investing in small-cap companies may also involve greater risk than investing in larger companies.  Small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger, more established companies.  In addition, small-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.  Small-cap company stocks also tend to be bought and sold less often and in smaller amounts than larger company stocks.  If a Fund wants to sell a large quantity of a small-cap company’s securities, it may have to sell at a lower price or sell in smaller than desired quantities over a period of time.

Micro-Cap Companies.  The Buffalo Emerging Opportunities Fund and Buffalo Small Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of micro-cap companies.  Small, less seasoned companies have more potential for rapid growth.  They also often involve greater risk than larger companies.  Micro-cap companies will likely not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and will be more vulnerable to adverse business or economic developments in the market as a whole.  In addition, many of these companies may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of the investment in the company.  The securities of micro-cap companies, therefore, tend to be more volatile than the securities of larger, more established companies.  In addition, micro-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.  Micro-cap company stocks also will be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities.  If the Fund wants to sell a large quantity of a micro-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.

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Convertible Debt Securities.  To the extent that they purchase such securities the Buffalo Dividend Focus Fund, the Buffalo Flexible Income Fund and the Buffalo High Yield Fund, and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in convertible debt securities.

A convertible debt security is a debt obligation that may be converted in a specified period of time into a certain amount of common stock of the same or a different issuer.  A convertible debt security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock.  As with a straight debt security, a convertible debt security tends to increase in market value when interest rates decline and decrease in value when interest rates rise.  Like a common stock, however, the value of a convertible debt security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines.  Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar debt security and not as sensitive to changes in share price as its underlying stock.

A convertible debt security is usually issued either by an operating company or by an investment bank.  When issued by an operating company, convertible debt tends to be senior to common stock, but subordinate to other types of debt securities issued by that company.  When a convertible debt security issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible security.  If, however, the parity price, which is the price at which the common stock underlying the convertible debt security may be obtained, of the convertible debt security is less than the call price, which is the price of the bond including any premium related to the conversion feature, the operating company may pay out cash instead of common stock.  When a convertible debt security is issued by an investment bank, the security is an obligation of, and is convertible through, the issuing investment bank.

In addition, the issuer of a convertible debt security may be important in determining the security’s true value.  This is because the holder of a convertible debt security will have recourse only to the issuer.  A convertible debt security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.  The Advisor uses the same criteria to rate a convertible debt security as it uses to rate a more conventional debt security.

High Yield Debt Securities.  The Buffalo Flexible Income and Buffalo High Yield Funds invest in higher yielding, high-risk debt securities, often referred to as “junk bonds”.  These lower-grade debt instruments generally offer higher yields than other debt securities.  They can also carry a greater risk of default, which is the risk that the issuer will not make interest or principal payments when due.  In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected by the default.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing, and any of these factors could lead to a default.

The market prices of lower-grade debt securities are generally less sensitive to interest rate changes than higher rated investments but are more sensitive to adverse economic or political conditions and negative, individual issuer developments.  Lower-grade debt securities may also have less liquid markets than higher rated debt securities, and their liquidity may be more heavily impacted by adverse economic, political or issuer conditions.  Negative publicity or investor perceptions, as well as new or proposed laws, may also have a significant impact on the market for these debt securities.

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Credit quality of lower-grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular higher yielding, high-risk debt security.  For these reasons, the Advisor uses its own independent and ongoing review of credit quality in addition to the national rating organizations in selecting these debt securities for the Funds.

As mutual funds investing in debt securities, the Funds are subject primarily to interest rate, income and credit risk.  Interest rate risk is the potential for a decline in bond prices due to rising interest rates.  In general, bond prices vary inversely with interest rates.  When interest rates rise, bond prices generally fall.  Conversely, when interest rates fall, bond prices generally rise.  The change in price depends on several factors, including the bond’s maturity date.  In general, bonds with longer maturities are more sensitive to interest rates than bonds with shorter maturities.  The Funds are also subject to income risk, which is the potential for a decline in the respective Fund’s income due to falling market interest rates.  In addition to interest rate and income risks, each Fund is subject to credit risk, which is the risk of non-payment of interest or principal when due.  The credit risk of a Fund depends on the quality of its investments.

Recent Fixed Income Market Events.  The U.S. Government has implemented various measures designed to stabilize the U.S. economy in recent years, including keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities on the open market (quantitative easing).  Because the Board of Governors of the Federal Reserve System has ended quantitative easing and may unwind the purchases made under its quantitative easing program in addition to raising the federal funds rate, there is a significant risk that interest rates across the U.S. financial system will rise.  These policy changes may expose debt instruments and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline.  To the extent that a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and may lower a Fund’s performance, and the Fund may have trouble selling investments to meet shareholder redemptions.

Foreign Investing.  International investing allows a mutual fund the opportunity to avoid being exclusively tied to the performance of the U.S. economy and can expose a fund to growth in emerging markets.  International investing involves risks such as currency fluctuation and instability.  Financial markets have recently experienced increased volatility due to uncertainty surrounding the economies of certain European countries, which may increase the risks of investing in securities of foreign issuers.  The Buffalo International Fund intends to invest directly in foreign securities or foreign currencies, as well as indirectly through American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The other Buffalo Funds may invest in U.S. dollar-denominated securities of foreign issuers traded in the U.S., including, but not limited to, ADRs.

Each of the Buffalo Funds may gain international exposure by purchasing ADRs.  ADRs are receipts typically issued by a U.S. bank or trust company that are denominated in U.S. Dollars, are publicly traded in the U.S. and represent ownership in underlying foreign securities.  ADRs are subject to similar risks as are other types of foreign investments.  Each of the Funds (except the Buffalo International Fund, which has no percentage limitation on its investments in ADRs) are authorized to invest up to 20% of its net assets in ADRs or in securities of foreign companies traded on U.S. stock exchanges.

Most ADRs are traded on a U.S. stock exchange and are either sponsored or unsponsored.  Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of an unsponsored ADR.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of such facility.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  Also, unsponsored ADRs tend to have a less liquid trading market than sponsored ADRs.  ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currency.  However, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADRs in relation to the U.S. dollar.

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Investing in foreign companies, even indirectly through ADRs, may involve more risks than investing in U.S. companies.  These risks can increase the potential for losses and may include: currency risks, such as adverse fluctuations in currency exchange rates; country risks, including political, social and economic instability, currency devaluation and policies that have the effect of limiting or restricting foreign investment or the movement of foreign assets; unusual trading practices; less government supervision; less publicly available information; limited trading markets; imposition of foreign withholding taxes; and greater volatility, among others.  While ADRs do not involve the same direct currency and liquidity risks as securities denominated in a foreign currency, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADR in relation to the U.S. dollar.

The Buffalo International Fund also invests directly in foreign securities and foreign currencies.  Foreign securities may be less liquid than many U.S. securities.  This means the International Fund may at times be unable to sell foreign securities at favorable prices.  Government supervision of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. Additionally, brokerage commissions and other fees are generally higher for securities traded on foreign markets.  Procedures and regulations governing transactions and custody of foreign securities also may involve delays in payment, delivery or recovery of money or investments.  Furthermore, foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting requirements as U.S. companies.  There may be less information publicly available about foreign companies than about U.S. companies.

The U.S. dollar market value of a Fund’s investments and of dividends and interest earned may be significantly affected by changes in currency exchange rates.  The value of a Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar.  Some currency prices may be volatile, and there is the possibility of government controls on currency exchange or government intervention in currency markets, which could adversely affect a Fund.  Foreign investments, which are not U.S. dollar-denominated, may require a Fund to convert assets into foreign currencies or to convert assets and income from foreign currencies to U.S. dollars.  Normally, exchange transactions will be conducted on a spot cash or forward basis at the prevailing rate in the foreign exchange market.  The Advisor does not intend to hedge the Buffalo International Fund’s exposure to fluctuations in foreign currency exchange rates.

In addition to developed markets, the Buffalo International Fund may invest in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

Political, social or economic disruptions in emerging markets, including conflicts and currency devaluations, even in countries in which the Buffalo International Fund is not invested, may adversely affect security values in other countries in the region and thus the Funds’ holdings.  The Buffalo International Fund could be adversely affected by controls on foreign investment and limitations on repatriation of foreign capital.  In addition, the limited liquidity in certain markets in which the Buffalo International Fund may invest may impair the ability of the International Fund to value its portfolio securities and to dispose of securities in order to meet redemption requests at the price and time it wishes to do so.

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Money Market Risk.  All of the Buffalo Funds may invest in money market funds.  An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Funds to lose money if shares of money market funds in which it invests fall below $1.00 per share.

Sector Weightings Risk.  To the extent the Funds emphasize, from time to time, investments in a particular sector, the Funds will be subject to a greater degree of risks particular to that sector. Some examples of sectors that may be emphasized include Energy, Industrials, Consumer Discretionary, Health Care, Financials, and Information Technology.  Economic, political, regulatory or financial developments could affect all the securities in a sector even though other sectors or the market in general are unaffected.  If a Fund emphasizes certain sectors, it may have increased exposure to the price movements in those sectors.  Sector emphasis changes within the Funds over time based on the research and analysis of the Advisor.  Consult the Funds most recent portfolio holdings disclosure for current sector emphasis.

Information Technology Company Risk.  The Buffalo Discovery Fund, Buffalo Emerging Opportunities Fund, Buffalo Growth Fund and Buffalo Small Cap Fund will be exposed to the benefits and risks of investing in the securities of technology companies.  Information technology companies often face unusually high price volatility, both in terms of gains and losses.  To the extent that the Buffalo Discovery Fund, Buffalo Emerging Opportunities Fund, Buffalo Growth Fund and Buffalo Small Cap Fund make investments in such companies, their share price is likely to be more volatile.  The potential for wide variations in performance is based on special risks common to information technology companies.  Information technology companies may have limited product lines, markets or financial resources.  Information technology companies are affected by worldwide technological developments and their products and services may quickly become outdated.  Given these risks, an investment in the Buffalo Discovery Fund, Buffalo Emerging Opportunities Fund, Buffalo Growth Fund and Buffalo Small Cap Fund may be more suitable for long-term investors, who are willing to withstand the potential for volatility.

U.S. Government Obligations.  All of the Funds may invest in various types of U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.  As a result, there is a risk that these entities will default on a financial obligation.  For instance, securities issued by the Government National Mortgage Association are supported by the full faith and credit of the U.S. Government.  Securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are supported only by the discretionary authority of the U.S. Government.  However, the obligations of FNMA and FHLMC have been placed into conservatorship until the entities are restored to a solvent financial condition.  Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency.

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Non-Principal Investment Strategies, Policies and Risks

Cash Management.  Each of the Buffalo Funds may invest a portion of its assets in cash or high-quality, short-term debt obligations readily changeable into cash.  Such high-quality, short-term obligations include money market securities, money market mutual funds, commercial paper, bank certificates of deposit and repurchase agreements that are collateralized by government securities.  These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while the Advisor looks for suitable investment opportunities.  There may also be times when a Fund attempts to respond to market, economic, political or other conditions by investing up to 100% of its assets in these types of investments.  During such times, the Fund taking the defensive position may not be able to pursue its primary investment objective and, instead, may focus on preserving its assets.

In pursuing cash management strategies, the Buffalo Funds apply the following criteria to their investments:

(1)	certificates of deposit, bankers’ acceptances and other short-term obligations must be issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;
(2)
commercial paper will be limited to companies rated P-1 or higher by Moody’s Investors Services, Inc. (“Moody’s”) or A-1 or higher by S&P Global Ratings (“S&P”), or if not rated by either Moody’s or S&P, a company’s commercial paper may be purchased if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P;

(3)
the Funds will purchase only short-term debt securities that are non-convertible, that have one year or less remaining to maturity at the date of purchase, and that are rated Aa or higher by Moody’s or AA or higher by S&P;

(4)
the Funds will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

(5)
the Funds will invest in U.S. Government obligations, which include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.

Repurchase Agreements.  Each of the Buffalo Funds may invest in repurchase agreements in accordance with regulatory requirements.  A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund’s cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund’s period of ownership.  As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during such period.  The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.  Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily.  The counter-party (usually a bank or broker-dealer) must transfer to the Fund’s custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement.  The market value of the collateral will be monitored and adjusted, as necessary, on an on-going basis to ensure that the collateral is at least equal to 100% of the repurchase price.  Investments in repurchase agreements that do not mature in seven days may be considered illiquid securities.

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The Funds will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion, which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications as set from time to time by the Board of Trustees.  The term to maturity of a repurchase agreement normally will be no longer than a few days.

The use of repurchase agreements by a Fund involves certain risks.  For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by a Fund not within the control of that Fund, and therefore the realization by a Fund on the collateral may be automatically stayed.  Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.  While the Advisor acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to a Fund, these risks can be controlled through careful monitoring procedures.

Illiquid Securities.  The Funds may invest in illiquid securities, but these investments will not exceed more than 15% of a Fund’s net assets.  The Funds consider a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the security.  In the event that a Fund’s holdings in illiquid securities exceeds 15% of its net assets due to market factors, the Fund will make such adjustments necessary to reduce its holdings in illiquid securities to comply with the 15% limitation.

Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”).  Because illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility, which may result in a loss to the Fund.

Restricted Securities.  The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the 1933 Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the Illiquid Securities section, provided that a determination is made that such securities have a readily available trading market.  The Funds may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the 1933 Act (“4(2) Paper”).  The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor and if, as a result of changed conditions, it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

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Covered Call Options.  Each of the Buffalo Funds are authorized to write, which means sell, covered call options on the securities in which a Fund invests and to enter into closing purchase transactions with respect to the options.  A covered call option is an option where a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.  Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities.  A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option that the Fund has written.

Up to 20% of a Fund’s net assets may be subject to covered call options.  By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Upon the termination of a Fund’s obligation under a covered call option, other than through exercise of the option, the Fund will realize a short-term capital gain or loss.  If the purchaser of a covered call option written by the Fund exercises such option and the Fund realizes a gain, the gain will be short-term or long-term depending on the period that the stock was held by the Fund.  Writing of covered call options may be subject to the straddle rules of the Code, which could result in a deferral of some losses for federal income tax purposes.

Temporary Defensive Position.  The Funds generally hold some cash, short-term debt obligations, government securities, money market instruments or high quality investments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in those types of investments for temporary defensive purposes.  During those times, a Fund will not be able to pursue its primary investment objective, and, instead, will focus on preserving its assets.  Also, a temporary defensive strategy still has the potential to lose money.

Commercial Paper.  Commercial paper is an unsecured, short-term loan of a corporation, typically for financing accounts receivable and inventory.  Investments in commercial paper are limited to obligations rated Prime-1 by Moody’s or A-1 by S&P or, if not rated by Moody’s or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P.

Other Investment Companies.  Each Fund may invest a portion of its assets in shares of other investment companies, including money market mutual funds, other mutual funds or Exchange-Traded Funds (“ETFs”).  A Fund’s investments in money market mutual funds may be a part of its cash management strategy and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  The Funds limit their investments in securities issued by other investment companies in accordance with the 1940 Act and the rules and regulations thereunder.  In general, Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  The Funds may also take advantage of certain rules and regulations promulgated under the 1940 Act that may allow them to invest in certain types of funds (i.e. money market funds) in excess of the Section 12(d)(1) limits, provided that such investments would be consistent with a Fund’s investment objectives, policies and restrictions.  The Funds sometimes take advantage of such rules and regulations in connection with cash management strategies.

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In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, a Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company in which it invests.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  Additionally, if a Fund has an investment policy of investing at least 80% of its assets in a particular type of security, such Fund will not include its investments in other investment companies for the purpose of such policy.

A Fund’s investment in other investment companies may consist of shares of ETFs.  ETFs are securities whose value tracks a well-known securities index or basket of securities.  A Fund’s investments in ETFs are subject to its limitations on investments in other investment companies.  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

Bank Loan Risk.  The Funds’ investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk.  In making investments in such loans, which banks or other financial intermediaries make to borrowers, a Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.  If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected.  A Fund may invest in loan participations that are rated by a nationally recognized statistical rating organization or are unrated, and may invest in loan participations of any credit quality, including loans to “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested.  In addition, certain bank loans in which a Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund.  Bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price.

Cyber Security Risk.  As technology becomes more integrated into the Funds’ operations, the Funds will face greater operational risks through the threat of breaches in cyber security.  A breach in cyber security refers to both intentional and unintentional events that may cause the Funds to lose proprietary information, suffer data corruption, or lose operational capacity.  This in turn could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss.  Cyber security threats may result from unauthorized access to the Funds’ digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users).  In addition, because the Funds work closely with third-party service providers (e.g., administrators, transfer agents, and custodians), cyber security breaches at such third-party service providers may subject the Funds to many of the same risks associated with direct cyber security breaches.  The same is true for cyber security breaches at any of the issuers in which the Funds may invest.  While the Funds have established risk management systems designed to reduce the risks associated with cyber security, there can be no assurance that such measures will succeed.

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Fundamental Investment Restrictions

The Board of Trustees has adopted the following investment restrictions as fundamental policies for each of the respective Buffalo Funds as stated below.  These investment restrictions cannot be changed without the approval of a majority of the outstanding voting securities of the applicable Fund, which means, under the 1940 Act, the vote of: (1) more than 50% of the outstanding voting securities of a Fund; or (2) 67% or more of the voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the meeting, whichever is less.  Many of these investment restrictions recite the current legal or regulatory requirements.  When the legal or regulatory requirements change, a Fund’s applicable investment restrictions may also be modified to reflect the new legal or regulatory requirements without seeking shareholder approval, so long as any such modification is consistent with a Fund’s investment objective, strategies and policies.

Each Fund will not:

(1)	as to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies);
(2)	engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments) provided that this restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investment in securities that are secured by real estate or interests therein;
(3)	underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the 1933 Act);
(4)	make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of the Fund’s total assets would be lent to other parties, except that a Fund may: (a) purchase or hold debt securities or instruments; (b) enter into repurchase agreements; and (c) lend its securities, all as permitted under its investment strategies and policies as set forth in a Fund’s registration statement(a),(b),(c),(d);
(5)	borrow money or issue senior securities except as the 1940 Act, any rule thereunder, any SEC staff interpretation thereof or SEC exemptive order, may permit, provided that, a Fund may borrow from a bank in amounts not exceeding one-third of its total assets (including the amount borrowed) and up to 5% of its total assets for temporary purposes;
(6)	make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof)(e) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies); or
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(7)	purchase or sell physical commodities or commodities contracts (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) except that a Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) currencies; and (c) commodities contracts relating to financial instruments such as financial futures and options thereon, futures contracts, options, forward contracts, swaps, floors, caps, collars and other financial instruments.

(a)
The 33 1/3% limit refers to the restrictions on borrowing and issuing senior securities under the 1940 Act.  Although the Fund is permitted to make loans, loans are also subject to the limit of 33 1/3% of the Fund’s total assets.

(b)
Pledging of Assets:  A pledged asset is an asset that is transferred to a lender for the purpose of securing debt.  The lender of the debt maintains possession of the pledged asset, but does not have ownership unless default occurs.  Under the regulatory restrictions of the 1940 Act, a Fund may pledge assets only if it conforms with requirements that no more than 33 1/3% of the Fund’s net assets are encumbered, either through a pledge of assets as collateral or other forms of encumbrance.  In addition, the 1940 Act imposes other restrictions regarding, among other things, the manner in which assets may be pledged.  The Buffalo Funds currently do not engage in the pledging of assets.

(c)
Securities Lending:  The 1940 Act generally permits a Fund to lend portfolio securities, provided that the Fund has adopted a fundamental investment policy permitting the making of loans to other persons.  The Buffalo Funds each have a Fundamental Investment Restriction which permits lending pursuant to the regulatory requirements.  In addition, the SEC staff has developed guidelines regulating the securities lending activities of funds, which guidelines are set out primarily in a series of SEC staff no-action letters.  The guidelines developed by the SEC staff relating to securities lending activities are summarized below:

•
Collateral.  With respect to each loan, the Fund must receive eligible collateral equal to at least 100% of the market value of the securities loaned.  Collateral must be marked daily to account for any increases in the market value of the securities loaned and/or decreases in the market value of the collateral

•	Termination. The Fund must have the right to terminate the loan at any time and recall the securities within the normal and customary settlement time for the loaned securities.
•	Returns. The Fund must receive a reasonable return on the loan.
•	Fees. With the approval of the Board of Trustees, a Fund may pay reasonable fees to entities engaged in securities lending activities on behalf of the Fund.
•	Voting Rights. A Fund must be able to exercise voting rights with respect to material matters for issuers of securities loaned.
•	Loan Limit. A Fund may not loan securities with a value in excess of one-third of its total asset value.
(d)
Repurchase Agreements:  Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.  Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily.  The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement.  The market value of the collateral will be monitored and adjusted, as necessary, on an on-going basis to ensure that the collateral is at least equal to 100% of the repurchase price.  All of the Buffalo Funds are authorized to use repurchase agreements as a non-principal investment strategy, and subject to market conditions, currently intend to invest no more than 10% of net assets in repurchase agreements.

(e)
SEC position on Industry Concentration: The 1940 Act requires a Fund to disclose a policy or intention to concentrate in any industry or group of industries.  The SEC Staff has taken the position that an investment of 25% or more of a Fund’s total assets in a particular industry is considered “concentration” in that industry. (See, e.g., Guide 19 of Form N-1A.)  The Staff position also applies to the holding of debt securities.

Non-Fundamental Investment Restrictions

In addition to the objectives, strategies and policies described in the Prospectus and this SAI and the fundamental investment restrictions described above, the Board of Trustees has adopted the following investment restrictions as non-fundamental policies for the respective Buffalo Funds.  The Board of Trustees may change these non-fundamental investment restrictions without shareholder approval.

(1)	Each Fund is permitted to invest in other investment companies on the open market, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof or without regard to such percentage limits in connection with a corporate event (meaning a merger, reorganization, consolidation or similar transaction). Current regulatory limits, with certain exceptions regarding a Fund’s investment in money market funds, allow a Fund to invest, outside of a corporate event, up to 5% of its total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies. The Funds currently operate in accordance to the limit exemption provided by Section 12(d)(1)(F) of the 1940 Act. The Funds also may not operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds.
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(2)	Each Fund will not invest more than 15% of its net assets in illiquid securities. The Funds consider a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.
(3)	Each Fund will not invest in any issuer for purposes of exercising control or management.
(4)	Each Fund will not purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.
(5)	Each of the Buffalo High Yield, Buffalo Large Cap, Buffalo Mid Cap and Buffalo Small Cap Funds will not change their respective investment policy of investing at least 80% of the Fund’s net assets according to the principal strategies described in the Funds’ prospectus without first providing shareholders with at least 60 days’ prior notice.

Portfolio Turnover
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%).

The portfolio turnover rates for the Funds as of the fiscal years ended March 31, 2016 and 2015 were as follows:

	Portfolio Turnover
Name of Fund	2016	2015
Buffalo Discovery Fund	59%	52%
Buffalo Dividend Focus Fund	65%	62%
Buffalo Emerging Opportunities Fund	70%(1)	19%
Buffalo Flexible Income Fund	5%(2)	42%
Buffalo Growth Fund	42%	30%
Buffalo High Yield Fund	44%(3)	25%
Buffalo International Fund	7%(4)	21%
Buffalo Large Cap Fund	62%(5)	30%
Buffalo Mid Cap Fund	46%(6)	12%
Buffalo Small Cap Fund	41%(7)	17%
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(1)
The increase in the Buffalo Emerging Opportunities Fund’s portfolio turnover from 2015 to 2016 is attributable to a change in portfolio manager and repositioning the Fund to match the new team’s management style.

(2)	The decrease in the Buffalo Flexible Income Fund’s portfolio turnover from 2015 to 2016 is attributable to net outflows from the Fund.
(3)
The increase in the Buffalo High Yield Fund’s portfolio turnover from 2015 to 2016 is attributable to bonds that were called, matured, or tendered, participation in new issues, added exposure to some sectors, and sales made for tax efficiency, better opportunities, or credit concerns.

(4)	The decrease in the Buffalo International Fund’s portfolio turnover from 2015 to 2016 is attributable to changes in cash flows throughout the year.
(5)
The increase in the Buffalo Large Cap Fund’s portfolio turnover from 2015 to 2016 is attributable to increased market volatility creating opportunities to rotate out of holdings trading at high valuations into equities trading at low valuations.

(6)
The increase in the Buffalo Mid Cap Fund’s portfolio turnover from 2015 to 2016 is attributable to coming off a low turnover in 2015 and market volatility which led to exiting positions to take advantage of buying opportunities.

(7)
The increase in the Buffalo Small Cap Fund’s portfolio turnover from 2015 to 2016 is attributable to a change in portfolio manager and repositioning the Fund to match the new team’s management style.  It is also attributable to coming off a low turnover in 2015 and market volatility which led to exiting positions to take advantage of buying opportunities.

FUND SECURITIES TRANSACTIONS

The Funds’ portfolio managers make the decisions about buying and selling securities for the Buffalo Funds.  They select brokers and dealers to execute securities transactions, allocate portfolio brokerage and principal business and negotiate commissions and prices for securities.  In instances where securities are purchased on a commission basis, the Funds’ portfolio managers seek best execution of transactions at competitive and reasonable commission rates based on all circumstances related to the trade.  The Funds paid the following brokerage commissions during the last three fiscal years:

	Fiscal Year Ended March 31,
Name of Fund	2016	2015	2014
Buffalo Discovery Fund	$1,334,943(1)	$691,006	$695,261
Buffalo Dividend Focus Fund	$41,332	$39,080	$19,287
Buffalo Emerging Opportunities Fund	$835,012	$832,178	$1,084,542
Buffalo Flexible Income Fund	$164,715	$164,054	$273,722
Buffalo Growth Fund	$310,609	$390,481	$421,534
Buffalo High Yield Fund	$7,804(2)	$1,433	$1,164
Buffalo International Fund	$84,183(3)	$186,050(3)	$227,653
Buffalo Large Cap Fund	$44,178(4)	$13,458	$18,012
Buffalo Mid Cap Fund	$463,750(5)	$214,592(5)	$756,324
Buffalo Small Cap Fund	$3,949,471(6)	$2,528,641(6)	$1,955,321
(1)	The increase in the Buffalo Discovery Fund’s brokerage commissions from 2015 to 2016 is attributable to significant inflows into the Fund.
(2)	The increase in the Buffalo High Yield Fund’s brokerage commissions from 2015 to 2016 is attributable to increased equity transactions.
(3)
The decrease in the Buffalo International Fund’s brokerage commissions from 2015 to 2016 is attributable to decreased turnover in the Fund.  The decrease in the Buffalo International Fund’s brokerage commissions from 2014 to 2015 is attributable to a decrease in trading activity due to normal cash inflows.

(4)	The increase in the Buffalo Large Cap Fund’s brokerage commissions from 2015 to 2016 is attributable to increased turnover in the Fund.
(5)
The increase in the Buffalo Mid Cap Fund’s brokerage commissions from 2015 to 2016 is attributable to increased turnover in the Fund.  The decrease in the Buffalo Mid Cap Fund’s brokerage commissions from 2014 to 2015 is attributable to significantly lower turnover in the Fund.

(6)	The increase in the Buffalo Small Cap Fund’s brokerage commissions from 2015 to 2016 and 2014 to 2015 is attributable to cash outflows and an increase in trading activity.

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The level of brokerage commissions generated by a Fund is directly related to the number and the size of the buy and sell transactions into which the Fund enters.  The frequency and size of these transactions are affected by various factors such as cash flows into and out of a Fund, a portfolio manager’s interpretation of the market or economic environment, etc.

The Funds believe it is in their best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates.  Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research or other services provided to the respective Fund.  The Funds may execute a substantial portion of the portfolio transactions through brokerage firms that are members of the NYSE or through other major securities exchanges.  When buying securities in the over-the-counter market, the Funds will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere.  The Funds will not normally pay a higher commission rate to broker-dealers providing benefits or services to it than it would pay to broker-dealers who did not provide such benefits or services.  However, the Funds reserve the right to do so within the principles set out in Section 28(e) of the Securities Exchange Act of 1934, as amended, when it appears that this would be in the best interests of the shareholders.

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund’s portfolio securities.  Allocation is reviewed regularly by both the Board of Trustees and portfolio managers.

Although the Funds may place portfolio orders with qualified broker-dealers who recommend the Funds to their clients, or who act as agent in the purchase of the Funds’ shares for their clients, the Funds do not consider the sale of Fund shares as a factor when selecting broker-dealers to effect portfolio transactions.

Research services furnished by broker-dealers may be useful to the portfolio manager in serving other clients, as well as the respective Buffalo Funds.  Likewise, the Funds may benefit from research services obtained by the portfolio manager from the placement of their other clients’ portfolio brokerage.

When the Advisor, in its fiduciary capacity, believes it to be in the best interest of a Fund’s shareholders, a Fund may join with the Advisor’s other clients in acquiring or disposing of a security.  Securities acquired or proceeds obtained will be equitably distributed among the Fund and the Advisor’s other clients participating in such a transaction.  In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The Funds are required to identify any securities of their “regular brokers or dealers” that a Fund has acquired during its most recent fiscal year.  The following table lists such securities that the Funds have acquired as of March 31, 2016:

Fund	Securities	Value of Holding
Buffalo Dividend Focus Fund	J.P. Morgan Chase & Co.	$ 632,174
Buffalo Dividend Focus Fund	Wells Fargo & Co.	$ 686,712
Buffalo Growth Fund	Wells Fargo & Co.	$5,837,536
Buffalo High Yield Fund	J.P. Morgan Chase & Co.	$1,231,776
Buffalo Small Cap Fund	Stifel Nicolaus & Co., Inc.	$7,534,828

The Funds are also required to identify any brokerage transactions during their most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Funds.  During the fiscal year ended March 31, 2016, the Funds had no such transactions.

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The following table below indicates the total amount of brokerage commissions paid by each Fund for transactions directed to a broker because of research services provided during the fiscal year ended March 31, 2016.  Research services were not necessarily a factor in the placement of brokerage business.

Fiscal Year Ended March 31,
Fund Name	Commissions	Transactions
Buffalo Discovery Fund	$ 85,107	$1,209,456,918
Buffalo Dividend Focus Fund	$ 21,463	$ 40,734,230
Buffalo Emerging Opportunities Fund	$ 56,745	$ 321,790,483
Buffalo Flexible Income	$ 38,767	$ 228,625,008
Buffalo Growth Fund	$ 54,503	$ 406,326,951
Buffalo High Yield Fund	$ 1,068	$ 8,551,172
Buffalo International Fund	$ 0	$ 44,318,494
Buffalo Large Cap Fund	$ 8,764	$ 61,337,449
Buffalo Mid Cap Fund	$ 39,707	$ 476,146,712
Buffalo Small Cap	$683,320	$2,982,637,038

ADDITIONAL PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES

The Advisor and/or the Funds’ distributor, Quasar Distributors, LLC (the “Distributor”), out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to any service fees and other fees paid by the Fund to such brokers and other financial intermediaries.  These arrangements are sometimes referred to as “revenue sharing” arrangements.  Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses.  They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ prospectus.

Such additional cash payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds and/or investors in the Funds, including (without limitation) shareholder servicing and marketing support.  These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the Fund and the dollar amount of shares sold.  The level of payments made to a qualifying financial intermediary in any given year will vary.  Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount.  As of the date of this SAI, the maximum amount of additional compensation that the Advisor or Distributor is paying to any intermediary from its own assets is 0.40% of average daily net assets attributable to the financial intermediary.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular Fund.  Your financial intermediary may charge you additional fees and commissions.  You should consult your dealer or financial intermediary for more details about any such payment it receives.  As of the date of this SAI, the Advisor or Distributor may pay a more substantial amount of additional cash payments to the following firms in connection with the sale of Fund shares: Charles Schwab; Pershing LLC; Fidelity Brokerage Services, Inc.; Nationwide Investment Services Corp.; National Investor Services Corporation; and Invesmart Securities, LLC.

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Although a financial intermediary that sells Fund shares may also act as a broker or dealer in connection with a Fund’s purchase or sale of portfolio securities, the Advisor does not consider a financial intermediary’s sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

PURCHASING AND SELLING SHARES

Purchases

Neither the Funds nor the entities that provide services to them (the “Fund Complex”) will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.  The Funds cannot process transaction requests that are not completed properly.  If you use the services of any other broker to purchase or redeem shares of the Fund, that broker may charge you a fee.  Shares of the Funds may be purchased directly from the Fund without these fees.  Each order accepted will be fully invested in whole and fractional shares of the Funds, unless the purchase of a certain number of whole shares is specified, at the net asset value (“NAV”) per share next effective after the order is accepted by the Fund.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in the account for the current year.  This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned.  A transcript of all activity in the account during the previous year will be furnished each January.  By retaining each annual summary and the last year-to-date statement, a customer will have a complete detailed history of the account that also provides necessary tax information.  Annual statements are available from the Funds’ “Transfer Agent” at its cost, subject to a minimum charge of $5 per account, per year requested.

The shares you purchase are held by the Fund in book-entry form, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate.  The Funds will not issue share certificates.

The Fund Complex reserves the right in its sole discretion to withdraw all or any part of the offering made by the Prospectus or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of the Funds and their shareholders.

The Fund Complex reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has agreed to indemnify the Funds against losses resulting from the failure of investors to make payment.  If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation.  To recover any such loss, the Fund Complex reserves the right to redeem shares owned/held by any purchaser whose order is canceled.  A $25 return item charge, which will be paid from the redemption of additional shares, will also be incurred by the purchaser.  The purchaser may also be prohibited from, or restricted in, placing further orders.  If an order is cancelled or rejected for any reason, the investor will be notified within one to two business days.

Sales (Redemptions)

The Funds will not be responsible for the consequences of delays that are out of its immediate control, including delays in the banking or Federal Reserve wire systems.  The Funds cannot process transaction requests that are not completed properly.

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The Funds may suspend the right of redemption or postpone the date of payment beyond the normal three-day redemption period under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the NYSE is closed, other than customary weekend and holiday closing, or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal of a Fund’s securities is not reasonably practical, or (b) it is not reasonably practical for a Fund to determine the fair value of its net assets; (3) under certain circumstances where certain shareholders are attempting to “time the market” (see “Market Timers” below”) by purchasing and redeeming shares of a Fund on a regular basis; or (4) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

Effective December 1, 2016, the Funds will no longer be subject to a redemption fee.

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The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in-kind.  If shares are redeemed in kind, the redeeming shareholder will incur expenses subsequently converting the securities into cash and would bear any market risk until such securities are converted into cash.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.

Market Timers

The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  These policies are summarized below.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio and increased brokerage and administrative costs.  A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.

The Funds do not allow market timers.  A Fund may refuse to sell shares to market timers and will take actions necessary to stop market timing activity, including closing any account to new purchases believed to be held by or for a market timer.  You will be considered a market timer if you: (i) have requested a redemption or exchange of Fund shares within 90 days of an earlier purchase or exchange request; (ii) make investments of large amounts followed by a redemption or exchange request shortly after the purchase; or (iii) otherwise seem to follow a timing pattern.  Shares under common ownership or control are combined for these purposes.

Anti-Money Laundering Program

The Funds are required to comply with various federal anti-money laundering laws and regulations.  Consequently, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency.  In addition, pursuant to the Funds’ Customer Identification Program, the Transfer Agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

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Net Asset Value

The NAV and offering price of shares of the Funds will be determined once daily as of the close of public trading on the NYSE (generally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading.  The Funds do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading, days on which changes in the value of portfolio securities will not materially affect a Fund’s NAV, days during which a Fund receives no purchase or redemption orders, customary holidays and days when the national securities exchanges are not open for unrestricted trading.  The Funds do not compute their NAV on days when the NYSE is closed or on the following customary holidays:

New Year’s Day	January 1
Martin Luther King Jr. Day	Third Monday in January
Presidents’ Day	Third Monday in February
Good Friday	Friday before Easter
Memorial Day	Last Monday in May
Independence Day	July 4
Labor Day	First Monday in September
Thanksgiving Day	Fourth Thursday in November
Christmas Day	December 25

In valuing the Funds’ assets for calculating NAV, readily marketable portfolio securities listed on a national securities exchange (including ADRs) are valued at the last sale price on the business day as of which such value is being determined.  Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.  Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the closing bid and asked price will be used.

If market quotations are not readily available, the security is valued by such method as the Board of Trustees shall determine in good faith to reflect the security’s fair value.  Debt securities with remaining maturities of 60 days or less are valued at the last sale price reported.  If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and asked prices.  U.S. Government and Agency Securities are valued at the mean between the most recent bid and asked prices provided by a pricing service.  Other debt securities are value at the mean between the closing bid and the asked prices provided by a pricing service.  Cash and receivables will be valued at their face amounts.  Interest will be recorded as accrued, and dividends will be recorded on their ex-dividend date.  All other assets of the Funds are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  Non-exchange traded options also will be valued at the mean between the last bid and asked quotations.

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Redeemable securities issued by open-end investment companies and held by a Fund are valued on any given business day using the respective NAVs of such companies for purchase and/or redemption orders placed on that day.

The Funds have adopted fair valuation procedures for use in appropriate circumstances.  As part of these procedures, the Board of Trustees has established a Valuation Committee.  The Valuation Committee oversees the pricing process and compliance with the Pricing Procedures.  If no price, or in KCM’s determination no price representing fair value, is provided for a security held by a Fund by an independent pricing agent, then the security shall be fair valued.  The Board of Trustees has delegated to the Valuation Committee the authority to provide fair value determinations.  The Valuation Committee will meet by phone or any other electronic means, including email, to determine an appropriate price.  In using fair value pricing, a Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.  Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale.

Valuation of Foreign Securities

Under normal market conditions the Buffalo International Fund determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier.  The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m. Eastern time on the day that the value of the foreign security is determined.  If no sale is reported at that time, the foreign security will be valued at the mean between the most recent quoted bid and ask price.  Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value.  If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open.  Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Funds.  As a result, the Funds may be susceptible to what is referred to as “time zone arbitrage.”  Certain investors in a Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed.  This type of trading may dilute the value of a Fund’s shares if such discrepancies in security values actually exist.  To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Board of Trustees, the Funds’ portfolio managers monitor price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of depositary receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE.  If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the Board of Trustees.  In certain circumstances these procedures include the use of independent pricing services.  The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders.  However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

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In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day.  Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund’s NAV is not calculated.  Thus, the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation.  If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Funds’ fair value procedures established and approved by the Board of Trustees.

Calculation of NAV

The NAV per share of each Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation; and the result (adjusted to the nearest cent) is the net asset value per share.

Net Assets	=	NAV per share
Shares Outstanding

An example of how each Fund calculated its net asset value per share as of March 31, 2016 is as follows:

Buffalo Discovery Fund

$1,010,582,872	=	$19.30
52,353,473

Buffalo Dividend Focus Fund

$38,221,978	=	$13.20
2,896,592

Buffalo Emerging Opportunities Fund

$114,269,698	=	$13.89
8,228,881

Buffalo Flexible Income Fund

$899,246,233	=	$13.70
65,631,677

Buffalo Growth Fund

$395,510,562	=	$28.86
13,704,318

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Buffalo High Yield Fund

$282,385,182	=	$11.04
25,578,979

Buffalo International Fund

$234,445,621	=	$11.40
20,564,485

Buffalo Large Cap Fund

$47,793,809	=	$23.09
2,069,622

Buffalo Mid Cap Fund

$458,635,212	=	$15.04
30,489,212

Buffalo Small Cap Fund

$961,411,176	=	$16.64
57,793,022

Additional Purchase and Redemption Policies

The Funds reserve the right to:

(1)	waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders who invest through any of the Funds’ special investment programs;

(2)
cancel or change the telephone investment service, the telephone exchange service, Internet service, the automatic monthly investment plan, systematic redemption plan or monthly exchange privilege without prior notice when doing so is in the best interest of a Fund and its shareholders;

(3)	begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 30 days’ written notice to you;

(4)	begin charging a fee for the telephone service and to cancel or change the service upon 30 days’ written notice to you;

(5)	begin charging a fee for the systematic redemption plan upon 30 days’ written notice to you;

(6)
waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders.  The Funds may waive the signature guarantee requirement if you authorize the telephone redemption method at the same time you submit the initial application to purchase shares; and

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(7)
require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if a Fund has other reasons to believe that this requirement would be in the best interest of its shareholders.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

MANAGEMENT OF THE FUNDS

Board of Trustees

Board Leadership Structure

The Board of Trustees is currently comprised of four Independent Trustees – Mr. J. Gary Gradinger, Mr. Philip J. Kennedy, Ms. Rachel F. Lupardus, and Mr. Jeffrey D. Yowell – and two Interested Trustees – Mr. Joseph C. Neuberger and Mr. Clay E. Brethour.  The Trust’s Chairman, Mr. Neuberger, is an interested person of the Trust by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, which acts as principal underwriter to the Funds.  Mr. Neuberger also serves as the Executive Vice President of the Funds’ administrator, fund accountant and transfer agent.  Mr. Brethour is an interested person of the Trust by the virtue of the fact that he is a board member and an employee of the Advisor.  The Trust has appointed Mr. Gradinger as lead Independent Trustee.

The Board of Trustees has established four standing committees – the Audit Committee, the Marketing and Distribution Committee, the Nominating Committee and the Valuation Committee.  All Independent Trustees are members of the Audit Committee and the Nominating Committee.  Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.  In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  The Valuation Committee consists of one Interested Trustee and employees of the Advisor.  The Marketing and Distribution Committee consists of one Independent Trustee and one Interested Trustee.

Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below.  The Board of Trustees reviews its leadership structure regularly.  The Board of Trustees believes that its leadership structure is appropriate and effective in light of the size of the Trust, the nature of its business and industry practices.

The Board of Trustees’ role is one of oversight rather than day-to-day management of the Funds.  The Trust’s Audit Committee assists with this oversight function.  The Board of Trustees’ oversight extends to the Trust’s risk management processes.  Those processes are overseen by Trust officers, including the President and Treasurer, Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

The Advisor reports to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Funds and the Trust as a whole.  The Advisor reports to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Funds.

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The Board of Trustees has appointed the CCO who reports directly to the Board of Trustees and who participates in the Board of Trustees’ regular meetings.  In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures.  The CCO regularly discusses risk issues affecting the Trust and the Funds during Board of Trustee meetings.  The CCO also provides updates to the Board of Trustees on the operation of the Funds’ compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event any material risk issues arise in between Board meetings.

The Trust is governed by the Board of Trustees which is responsible for protecting the interests of Fund shareholders under the laws of Delaware.  The Trustees are experienced business and academic persons, who meet throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review Fund performance.  The officers of the Trust are responsible for supervising the Funds’ business operations, but the Funds are managed by the Advisor, subject to the supervision and control of the Board of Trustees.

Trustees and Officers

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
INTERESTED TRUSTEES(1)
Joseph C. Neuberger (54) 615 East Michigan Street, Milwaukee, WI 53202	Trustee Chairman	Indefinite term and served since May 2003. One year term and served since May 2003.	Chief Operating Officer and Executive Vice President, U.S. Bancorp Fund Services, LLC 1994 – present.	10	Trustee, USA MUTUALS (an open-end investment company with one portfolio); Trustee, Trust for Professional Managers (an open-end investment company with thirty-seven portfolios)
Clay E. Brethour (47) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee President and Treasurer	Indefinite term and served since August 2013 One year term and served since September 2014.	Portfolio Manager, Kornitzer Capital Management, Inc. (management company) 2000 – present.	10	None
NON-INTERESTED TRUSTEES
J. Gary Gradinger (73) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since February 2001.	Chairman and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products) 1969 – present.	10	Formerly, Director, MGP Ingredients, Inc. (a food ingredients company) (2005 - 2014)

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NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Philip J. Kennedy (71) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since May 1995.	Business Consultant and C.P.A. Finance and Accounting Professor, Penn State Shenango (2001 – 2011).	10	None
Rachel F. Lupardus (43) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since October 2015.	Chief Operating Officer/Chief Financial Officer, Trozzolo Communications Group (marketing communications agency), 2015 – present; Chief Financial Officer, Customer Engagement, KBM Group LLC (marketing services company) 2014 – 2015; Chief Financial Officer, DataCore Marketing, LLC (marketing services company), 2004 – 2013.	10	None

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NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Jeffrey D. Yowell (49) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since October 2015.	President and Owner, Getter Farms, LLC (agriculture and farm-related operations), 2007 – present; President, Strategic Services, KBM Group LLC (marketing services company), 2013; President and Chief Executive Officer, DataCore Marketing, LLC (marketing services company), 1992 – 2012.	10	None
OFFICERS
Fred Coats (51) 5420 West 61st Place Shawnee Mission, KS 66205	Chief Compliance Officer	Indefinite term and served since May 2015	Chief Compliance Officer, Kornitzer Capital Management, Inc. (management company) May 2015 – present; Private Practice Attorney May 1993 – present.	N/A	None
Rachel A. Spearo (37) 615 East Michigan Street Milwaukee, WI 53202	Secretary	One year term and served since November 2016	Vice President, U.S. Bancorp Fund Services, LLC 2004-present.	N/A	N/A
(1)	Each of these Trustees may be deemed to be an “interested person” of the Funds as that term is defined in the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is a board member and an interested person of Quasar Distributors LLC, the Funds’ principal underwriter. Mr. Brethour is an interested person of the Trust by virtue of the fact that he is a board member and an employee of the Advisor.

Trustee Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.

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Clay E. Brethour.  Mr. Brethour has served as a Trustee of the Trust since August 2013.  Mr. Brethour has served on the investment staff of the Advisor since 2000.  In addition, Mr. Brethour has served as co-portfolio manager for the Buffalo Discovery Fund since 2004, and for the Buffalo Growth Fund since 2007.  Mr. Brethour has served as an investment professional since 1992.  Through his employment experience, Mr. Brethour is experienced with financial, accounting, regulatory and investment matters.

Joseph C. Neuberger.  Mr. Neuberger has served as a Trustee of the Trust since May 2003.  Mr. Neuberger has also served as a trustee of USA Mutuals since 2001 and as a trustee of Trust for Professional Managers since 2001.  Mr. Neuberger has served as Chief Operating Officer and Executive Vice President of U.S. Bancorp Fund Services, LLC, a multi-service line service provider to mutual funds, since 1994.  Through his experience as a trustee of mutual funds and his employment experience, Mr. Neuberger is experienced with financial, accounting, regulatory and investment matters.

J. Gary Gradinger.  Mr. Gradinger has served as a Trustee of the Trust since inception and serves as the Chair of the Nominating Committee.  He also serves as Chairman and Chief Executive Officer of Golden Star Inc., a manufacturer of textile cleaning products.  Through his board and employment experience, Mr. Gradinger is experienced with financial, accounting, regulatory and investment matters.

Philip J. Kennedy.  Mr. Kennedy has served as a Trustee of the Trust since inception, and serves as the Chair of the Audit Committee.  He is a C.P.A. and serves as a business consultant, since 1987.  In addition, Mr. Kennedy also served as Internship Coordinator and Instructor in the Department of Business Administration, Penn State Shenango, from 2001 to 2011.  Through his board and employment experience, Mr. Kennedy is experienced with financial, accounting, regulatory and investment matters.

Rachel F. Lupardus.  Ms. Lupardus has served as a Trustee of the Trust since October 2015.  Ms. Lupardus has been the Chief Operating Officer/Chief Financial Officer of Trozzolo Communications Group, a marketing communications agency, since March 2015.  Prior to that Ms. Lupardus served as the Chief Financial Officer of KBM Group LLC, Customer Engagement, from 2014 until March 2015 and as Chief Financial Officer of DataCore Marketing LLC, an entity that was acquired by KBM Group LLC in 2007, from 2004 to 2013.  Through her employment experience, Ms. Lupardus is experienced with financial, accounting, regulatory and investment matters.

Jeffrey D. Yowell.  Mr. Yowell has served as a Trustee of the Trust since October 2015.  He has been the President and owner of Getter Farms, LLC, an agriculture and farm operation since 2007.  Mr. Yowell was the owner, President and Chief Executive Officer of DataCore Marketing, LLC from 1992 – 2007.  KBM Group LLC purchased DataCore Marketing, LLC in 2007; however, Mr. Yowell continued to serve as President and CEO of DataCore until 2012.  Mr. Yowell served as President of KBM Group LLC in 2013.  KBM and DataCore Marketing, LLC, are both marketing services companies.  Through his employment experience, Mr. Yowell is experienced with financial, accounting, regulatory and investment matters.

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Trustee Ownership of Fund Shares

As of December 31, 2015, the Funds’ officers, and the Board as a group, beneficially owned less than 1% of the outstanding shares of each Fund.

As of December 31, 2015, the Trustees had the following interests in the Buffalo Funds’ securities:

Name of Fund	Joseph C. Neuberger Interested Trustee	Clay E. Brethour Interested Trustee	J. Gary Gradinger Independent Trustee	Philip K. Kennedy Independent Trustee	Rachel F. Lupardus Independent Trustee	Hans H. Miller Independent Trustee [2]	Jeffrey D. Yowell Independent Trustee

Buffalo Discovery Fund	$1 - $10,000	Above $100,000	$1 - $10,000	$10,001 - $50,000	$1 - $10,000	None	$10,001 - $50,000

Buffalo Dividend Focus Fund	None	None	Above $100,000	Above $100,000	None	None	None

Buffalo Emerging Opportunities Fund	None	$10,001 - $50,000	$1 - $10,000	$1 - $10,000	None	None	$1 - $10,000

Buffalo Flexible Income Fund	Above $100,000	None	None	Above $100,000	$10,001 - $50,000	None	$10,001 - $50,000

Buffalo Growth Fund	None	Above $100,000	None	$1 - $10,000	$1 - $10,000	None	$1 - $10,000

Buffalo High Yield Fund	None	None	None	$10,001 - $50,000	None	None	None

Buffalo International Fund	None	None	$1 - $10,000	$10,001 - $50,000	$1 - $10,000	None	Above $100,000

Buffalo Large Cap Fund	None	$1 - $10,000	None	$1 - $10,000	None	None	$10,001 - $50,000

Buffalo Mid Cap Fund	None	None	None	$10,001 - $50,000	$1 - $10,000	None	$10,001 - $50,000

Buffalo Small Cap Fund	$50,001 - $100,000	$10,001 - $50,000	$1 - $10,000	$50,001 - $100,000	None	None	$1 - $10,000

Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)	Above $100,000	Above $100,000	Above $100,000	Above $100,000	$10,001 - $50,000	None	Above $100,000

(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
(2)	Mr. Miller resigned from the Board effective October 31, 2016.

Committees of the Board

Audit Committee

The Trust has an Audit Committee, which assists the Board of Trustees in fulfilling its duties relating to each Fund’s accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Trustees and the independent registered public accounting firm.  The Audit Committee is comprised of all of the Trust’s Independent Trustees, and Mr. Kennedy serves as the Chair of the Audit Committee.  The specific functions of the Audit Committee include recommending the engagement or retention of the independent registered public accounting firm, reviewing with the independent registered public accounting firm the plan and results of the auditing engagement, approving professional services provided by the independent registered public accounting firm prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent registered public accounting firm, reviewing the scope and results of the Trust’s procedures for internal auditing, and reviewing the Trust’s system of internal accounting controls.  The Audit Committee met twice during the Trust’s last fiscal year.

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Nominating Committee

The Trust also has a Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) periodically review and approve Trustee compensation; and (iii) make recommendations to the full Board of Trustees for nominations for membership on all committees, review all committee assignments and periodically review the responsibilities and need for all committees of the Board of Trustees.  The Nominating Committee is comprised of all of the Trust’s Independent Trustees and Mr. Gradinger serves as the Chair of the Nominating Committee.  In accordance with the Trust’s Nominating Committee charter, Trustees are subject to mandatory retirement during the year in which they turn 75.  The Nominating Committee met once during the Trust’s last fiscal year.

Valuation Committee

The Board of Trustees has appointed a Valuation Committee that is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board of Trustees is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board of Trustees.  The Valuation Committee meets as necessary when a market quotation for a portfolio security of a Fund is not readily available.  Currently, Mr. Brethour, Mr. William Kornitzer, CFA, co-portfolio manager of the Buffalo International Fund, and Mr. Alexander Hancock, CFA, co-portfolio manager of the Buffalo High Yield Fund, are members of the Valuation Committee.  The Valuation Committee met ten times during the Trust’s last fiscal year.

Marketing and Distribution Committee

The Board of Trustees has appointed a Marketing and Distribution Committee, which has the responsibility, among other things, to oversee and advise the Board on: (i) efforts to increase the Funds’ brand recognition and endorsement through various avenues including but not limited to the Funds’ website, collateral materials, social media, etc.; (ii) marketing and distribution strategies for the Funds, including competitive positioning within the marketplace; and (iii) the quantitative and qualitative effectiveness and competitiveness of the Funds’ marketing strategies and expenditures.  The Marketing and Distribution Committee meets as often as deemed necessary.  The Marketing and Distribution Committee may invite members of KCM and/or external marketing experts/resources, to attend its meetings as it deems appropriate.  Currently, Mr. Brethour and Mr. Yowell are members of the Marketing and Distribution Committee.  The Marketing and Distribution Committee was not yet established during the Trust’s last fiscal year.

Compensation and reimbursement of out-of-pocket expenses

The Funds do not directly compensate any Trustee or Trust officer for their normal duties and services.  Mr. Neuberger, who is an interested Trustee due to his employment with USBFS, and Mr. Brethour, who is an interested Trustee due to his employment with the Advisor, are compensated by their respective employers and not by the Funds.  USBFS pays the trustee fees from its share of the management fee that it receives from KCM.  USBFS is an affiliate of the Funds’ underwriter.

For the fiscal year ended March 31, 2016, each Non-Interested Trustee received an annual retainer of $32,000 for the fiscal year (April 1 to March 31), plus $200 per Fund for each meeting of the Board of Trustees attended in-person and $100 per Fund for telephone attendance.  The Chair of the Audit Committee receives an additional annual compensation of $5,000.  The Board of Trustees generally meets four times each year.

In addition, the Funds are directly responsible for payment of out-of-pocket expenses incurred by the Non-Interested Trustees for travel, meals, lodging and similar items in connection with attendance at conferences or Board meetings.  Reimbursements to Trustees for out-of-pocket expenses are accrued and paid for by the Funds.  Payment of out-of-pocket expenses is allocated equally among the Funds.
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The following table shows the total amount of compensation paid to each Non-Interested Trustee, including fees paid on behalf of the Funds by USBFS and out-of-pocket expenses paid directly by the Funds, for the fiscal year ended March 31, 2016:

Name of Person, Position	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Fees Paid on Behalf of Buffalo Funds Complex(1) by USBFS	Out-of-Pocket Expenses Paid by the Buffalo Funds Complex	Total Amount of Compensation
J. Gary Gradinger, Lead Independent Trustee	None	None	$40,000	$870	$40,870
Philip J. Kennedy, Independent Trustee	None	None	$45,000	$5,923	$50,923
Rachel F. Lupardus,(2) Independent Trustee	None	None	$6,000	$477	$6,477
Hans H. Miller, (2), 3) Independent Trustee	None	None	$6,000	$2,239	$8,239
Jeffrey D. Yowell, (2) Independent Trustee	None	None	$6,000	$662	$6,662
(1)	These figures represent the annual aggregate compensation by the Fund Complex for the fiscal year ended March 31, 2016.
(2)	Ms. Lupardus, Mr. Miller and Mr. Yowell were elected to the Board of Trustees on October 2, 2015.
(3)	Mr. Miller resigned from the Board effective October 31, 2016.

Portfolio Holdings Disclosure Policies and Procedures

The Funds disclose a complete list of their portfolio holdings four times in each fiscal year, within 60 days of the end of each fiscal quarter.  Each Fund’s portfolio holdings are filed with the SEC after every quarter and are sent to shareholders after the second and fourth quarters’.  The Funds file the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters), and the semi-annual and annual reports to shareholders are mailed to all shareholders of record (second and fourth quarters).  Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s web site at www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC telephone number).

The Board of Trustees has approved ongoing arrangements with service providers, whereby current portfolio holdings information is made available to such service providers.  These service providers are USBFS, the Funds’ administrator, accountant and transfer agent, U.S. Bank, NA, the Funds’ custodian, Ernst & Young LLP, the independent registered public accounting firm, and Godfrey & Kahn, S.C., outside legal counsel.  The Funds may also disclose holdings information to financial printers or proxy voting services.  These service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  The Funds may also disclose such information to state and federal regulators and government agencies, or as otherwise required by law or judicial process.  No party receives compensation for disclosing holdings information and any disclosure must be authorized under the disclosure policy adopted by the Board of Trustees.

Additionally, the Funds may provide information regarding their portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the recipient makes a specific request to the Fund for the information and the Chief Compliance Officer of the Fund determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved.  Persons and entities unwilling to execute a confidentiality agreement that is acceptable to the Funds may only receive portfolio holdings information that has otherwise been publicly disclosed.  Non-public portfolio holdings information will not be disclosed to members of the media under any circumstance.

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Exceptions to, or waivers of, the Funds’ policy on portfolio disclosures may only be made by the Funds’ Chief Compliance Officer and must be disclosed to the Board of Trustees at its next regularly scheduled quarterly meeting.  In the event of a conflict between the interests of the Fund and the interests of the Advisor, the Trust’s CCO shall make a determination in the best interests of the Funds and shall report such determination to the Board of Trustees at the end of the quarter in which such determination was made.  The Board of Trustees is also responsible for reviewing any potential conflict of interest between the interests of the Funds’ shareholders and a third party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination, and reviews the Funds’ portfolio disclosure policy on an annual basis.

Investment Advisor and Manager

Kornitzer Capital Management, Inc. serves as the Funds’ investment advisor and manager. KCM is a federally registered investment advisory firm that was founded in 1989.

KCM is a closely held corporation controlled by persons who are active in the management of the firm’s business.  John C. Kornitzer is the majority stockholder of the firm and serves as the firm’s President and Chairman of KCM’s Board of Directors.  Kent W. Gasaway, Robert Male, Willard Lynch and John C. Kornitzer each own 5% or more of the firm.  Mr. Clay E. Brethour, a portfolio manager for KCM, is affiliated with the Funds through his service as an Interested Trustee and President of the Trust.

KCM serves as investment advisor and manager of each Fund pursuant to a Management Agreement that requires KCM to provide or pay the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary management fee.  KCM provides business management and advisory services, and contracts with others to provide other needed services for the Funds.  In this respect, KCM has entered into a Master Services Agreement with USBFS pursuant to which USBFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers.  Some of the other Fund service providers are affiliates of USBFS.

As compensation for its services, each Fund (other than the Buffalo Dividend Focus Fund, Buffalo Growth Fund, Buffalo Large Cap Fund and the Buffalo Emerging Opportunities Fund) pays KCM a fee at the annual rate of one percent (1.00%) of each Fund’s average daily net assets.  The Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund pay KCM a fee at the annual rate of ninety one-hundredths of a percent (0.90%) of each Fund’s average daily net assets.  The Buffalo Emerging Opportunities Fund pays KCM a fee at the annual rate of one and forty-five one-hundredths of a percent (1.45%) of the Fund’s average daily net assets.  KCM pays USBFS a fee of thirty one-hundredths of one percent (0.30%) of each Fund’s (other than the Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund) average daily net assets out of the fees KCM receives from the Funds.  KCM pays USBFS a fee of twenty-five one-hundredths of one percent (0.25%) of the Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund’s average daily net assets out of the fees KCM receives from the Funds.  Both KCM’s and USBFS’s fees are computed daily and the Funds pay KCM’s fees monthly.

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With respect to the Buffalo Small Cap Fund only, the annual management fee rate of one percent (1.00%) of the Buffalo Small Cap Fund’s average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints).  The fee paid by KCM to USBFS is also subject to breakpoints on assets in excess of certain levels.  The breakpoint schedules for the management fees paid by the Buffalo Small Cap Fund to KCM and the fees paid by KCM to USBFS are set forth in the following table:

Buffalo Small Cap Fund Fee Breakpoints

	(as a % of average daily net assets)
Asset Level	Management Fee	USBFS Fee
Assets up to $6 billion	1.00%	0.300%
Assets over $6 billion up to $7 billion	0.95%	0.275%
Assets over $7 billion up to $8 billion	0.90%	0.250%
Assets over $8 billion up to $9 billion	0.85%	0.225%
Assets over $9 billion	0.80%	0.200%

For the past three fiscal years, the following management fees were paid by the Funds to KCM:

	Fiscal Year Ended March 31,
Name of Fund	2016	2015	2014
Buffalo Discovery Fund	$8,593,423(1)	$6,645,545	$5,551,572
Buffalo Dividend Focus Fund	$333,104	$279,463	$137,452
Buffalo Emerging Opportunities Fund	$2,501,538(2)	$4,624,950	$4,735,316
Buffalo Flexible Income Fund	$11,169,909(3)	$14,947,564	$11,742,031
Buffalo Growth Fund	$3,829,953(4)	$5,096,622	$5,010,728
Buffalo High Yield Fund	$2,613,728	$2,645,334	$2,750,167
Buffalo International Fund	$2,519,672	$2,356,236	$1,605,588
Buffalo Large Cap Fund	$432,256	$310,398	$274,703
Buffalo Mid Cap Fund	$5,107,550	$5,762,712	$6,205,284
Buffalo Small Cap Fund	$16,286,434(5)	$32,804,111	$36,293,691
(1)	The increase in the Discovery Fund’s management fees from 2015 to 2016 is attributable to an increase in net assets.
(2)	The decrease in the Emerging Opportunities Fund’s management fees from 2015 to 2016 is attributable to a decrease in net assets.
(3)	The decrease in the Flexible Income Fund’s management fees from 2015 to 2016 is attributable to a decrease in net assets.
(4)	The decrease in the Growth Fund’s management fees from 2015 to 2016 is attributable to a decrease in net assets.
(5)	The decrease in the Small Cap Fund’s management fees from 2015 to 2016 is attributable to a decrease in net assets.

Principal Underwriter
The Distributor, Quasar Distributors, LLC, a Delaware limited liability company located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the principal underwriter for the shares of the Funds.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  The Distributor is an affiliate of USBFS and the Custodian.  The offering of the Funds’ shares is continuous, and the Distributor will distribute the shares on a best-efforts basis.

Code of Ethics
The Funds, the Advisor and the Distributor have each adopted a code of ethics, as required by federal securities laws.  Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by a Fund, subject to certain general restrictions and procedures.  These codes of ethics are on file with the SEC.

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Custodian
U.S. Bank, National Association (the “Custodian”), an affiliate of USBFS located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as counsel to the Funds.

Independent Registered Public Accounting Firm
The Funds’ financial statements are audited by Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Suite 2500, Kansas City, Missouri 64105, the Funds’ independent registered public accounting firm.

Administrator
The Advisor has retained USBFS, 615 East Michigan Street, Milwaukee, WI 53202, to provide various administrative and accounting services necessary for the operations of the Funds.  Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of each Fund’s general ledger; the preparation of each Fund’s financial statements; the determination of the net asset value of each Fund’s assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.

For the past three fiscal years, the following fees for administration and accounting services were paid by KCM to USBFS under the Master Services Agreement:

Fiscal Year Ended March 31,
2016	2015	2014
$1,156,466	$2,221,724	$3,250,921

Transfer Agent
The Advisor has retained USBFS, P.O. Box 701, Milwaukee, WI 53201-0701, to serve as the transfer agent for the Funds.  The transfer agent performs shareholder service functions such as: maintaining the records of each shareholder’s account; answering shareholders’ inquiries concerning their accounts; processing purchases and redemptions of each Fund’s shares; acting as distribution disbursing agent; and performing other accounting and shareholder service functions.

Certain Trustees and officers of the Trust are also officers or Directors of KCM or USBFS as noted in the section entitled “Management of Funds” above.

PORTFOLIO MANAGERS OF THE FUNDS

The Buffalo Funds are managed by a portfolio management team supported by an experienced investment analysis and research staff.  Descriptions of the portfolio managers’ education, training, and experience are provided in the Prospectus.

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Other Accounts Managed by Portfolio Managers

The following table identifies, for each portfolio manager of each Fund, the number of other accounts managed (including other Buffalo Funds managed by the same manager), and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  The Funds’ portfolio managers do not provide day-to-day management of accounts with performance-based advisory fees.  Information in the table is shown as of March 31, 2016.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets

Buffalo Discovery Fund
Clay Brethour	1	$395.4 million	4	$108.9 million	0	N/A
Dave Carlsen	2	$853.8 million	6	$164.1 million	2	$3.4 million
Elizabeth Jones	1	$47.6 million	3	$74.8 million	0	N/A

Buffalo Dividend Focus Fund
Scott Moore	0	N/A	0	N/A	0	N/A
Paul Dlugosch	2	$1.1 billion	0	N/A	0	N/A

Buffalo Emerging Opportunities Fund
Craig Richard	0	N/A	0	N/A	0	N/A
Doug Cartwright	0	N/A	0	N/A	0	N/A

Buffalo Flexible Income Fund
John Kornitzer	0	N/A	6	$437.0 million	4,821	$2.2 billion
Paul Dlugosch	2	$315.4 million	0	N/A	0	N/A

Buffalo Growth Fund
Clay Brethour	1	$1.0 billion	4	$108.9 million	0	N/A
Dave Carlsen	2	$1.4 billion	6	$164.1 million	2	$3.4 million
Chris Carter	0	N/A	2	$54.2 million	0	N/A

Buffalo High Yield Fund
Paul Dlugosch	2	$932.7 million	0	N/A	0	N/A
Alexander Hancock	0	N/A	0	N/A	0	N/A
Jeffrey Sitzmann	0	N/A	0	N/A	0	N/A
Jeff K. Deardorff	0	N/A	0	N/A	0	N/A

Buffalo International Fund
William Kornitzer	0	N/A	2	$46.9 million	0	N/A
Nicole Kornitzer	0	N/A	2	$46.9 million	0	N/A

Buffalo Large Cap Fund
Elizabeth Jones	1	$1.0 billion	3	$74.8 million	0	N/A

Buffalo Mid Cap Fund
Robert Male	1	$965.3 million	4	$114.0 million	7	$21.6 million
Dave Carlsen	2	$1.4 billion	6	$164.1 million	2	$3.4 million

Buffalo Small Cap Fund
Robert Male	1	$458.4 million	4	$114.0 million	7	$21.6 million
Jamie Cuellar	0	N/A	2	$58.8 million	7	$21.6 million
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(1)
Some Buffalo Fund portfolio managers manage multiple portfolios within the Buffalo Funds series of mutual funds.  All accounts listed in the category “Registered Investment Companies” are Buffalo Funds.  Our portfolio managers do not manage portfolios for any other registered investment companies except the Buffalo Funds.

Ownership of Securities in the Funds by Portfolio Managers as of March 31, 2016:

Portfolio Manager	Dollar Range in Portfolio

Buffalo Discovery Fund
Clay Brethour	Over $1,000,000
Dave Carlsen	$100,001 - $500,000
Elizabeth Jones	$100,001 - $500,000

Buffalo Dividend Focus Fund
Paul Dlugosch	$50,001 - $100,000
Scott Moore	$50,001 - $100,000

Buffalo Emerging Opportunities Fund
Craig Richard	$10,001 - $50,000
Doug Cartwright	$50,001 - $100,000

Buffalo Flexible Income Fund
John Kornitzer	Over $1,000,000
Paul Dlugosch	$50,001 - $100,000

Buffalo Growth Fund
Clay Brethour	Over $1,000,000
Dave Carlsen	$100,001 - $500,000
Chris Carter	$100,001 - $500,000

Buffalo High Yield Fund
Paul Dlugosch	$100,001 - $500,000
Alexander Hancock	$100,001 - $500,000
Jeffrey Sitzmann	$50,001 - $100,000
Jeff K. Deardorff	$10,001 - $50,000

Buffalo International Fund
William Kornitzer	$100,001 - $500,000
Nicole Kornitzer	$50,001 - $100,000

Buffalo Large Cap Fund
Elizabeth Jones	$500,001 - $1,000,000

Buffalo Mid Cap Fund
Robert Male	$100,001 - $500,000
Dave Carlsen	$100,001 - $500,000

Buffalo Small Cap Fund
Robert Male	$100,001 – $500,000
Jamie Cuellar	$100,001 - $500,000
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Material Conflicts Arising from Other Accounts Managed by Portfolio Managers

The management of multiple accounts gives rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple accounts, including the Funds.  A portfolio manager may execute transactions for a Fund or account that may adversely impact the value of securities held by another Fund or account.  Securities selected for one account may outperform the securities selected for another account.

As a registered investment adviser, the Advisor and the portfolio managers have a fiduciary duty to place the interests of clients first, before their own interests.  Therefore, conflicts of interest inherent in the management of multiple accounts must be addressed.  When a portfolio manager determines, based on each Fund or account’s investment objectives and restrictions, that an investment is appropriate or suitable for more than one Fund or account, the following considerations apply.

Trade Practices.  Portfolio managers follow certain trade practices in executing and processing trades for multiple accounts.  Portfolio managers may be deemed to have conflicts of interest to the extent the trade practices result in better execution and performance in certain accounts.  Portfolio managers monitor and modify the trade practices to avoid the potential for conflicts of interest and to act in the best interest of all Funds and accounts to the fullest extent possible over time.  Because multiple factors influence execution beyond their control, portfolio managers may be unable to minimize the effects of the trade practices on execution and different execution results may occur as among accounts.  The trade practices may cause varying account performance.  Advice and actions taken for one account will differ from advice and the time and nature of actions for other accounts.  Transactions in a specific security may not be accomplished for all accounts at the same price and at the same time.

Trade Aggregation.  When the same investment decisions are made for multiple accounts, the portfolio managers aggregate trades for execution to achieve better and more efficient execution and more consistent results across accounts.  Portfolio managers may not aggregate trades if reduced costs may not be achieved because administrative and other costs may be imposed.  Portfolio managers use their discretion in aggregating trades.

Aggregated trades are allocated among accounts based on the orders designated for the accounts.  Orders may be designated for accounts according to a percentage of the account or on a round lot basis as to each individual account.  Upon execution, aggregated trades are processed back into accounts according to the original orders and further dependent on the manner of execution.  An aggregated order executed in full is placed back into all accounts, with each account receiving the average execution price and sharing in transaction costs on pro rata basis.  If an aggregated trade is executed in a series of transactions, the transactions are processed back into accounts on a pro rata basis according to the relative sizes of the orders placed or on a rotational basis.  Sequencing delays and market impact costs may occur among accounts if an aggregated trade is executed in a series of transactions.

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Portfolio managers may also process aggregated orders back into accounts in any other manner they deem equitable and consistent with the fiduciary duty to the Funds and other clients.  Order processing is also subject to available cash, account restrictions, and all relevant investment considerations.

To the extent portfolio managers designate investments for accounts based on a percentage of account size, when orders are processed on a pro rata basis according to the original relative order sizes, larger accounts have their orders processed first back into their accounts prior to smaller accounts.  Variances in execution as between larger and smaller accounts may result.  Smaller accounts may receive investments at different times and amounts and may not receive all the same investments as larger accounts.  Investment performance among relatively larger and smaller accounts may vary, particularly during periods of relatively higher volatility of performance in accounts.

When portfolio managers process trades on a rotational basis, they process orders among accounts so that all accounts receive a certain minimum amount and then pro rata according to the original orders placed.  If an account does not receive the full amount designated for it in any aggregated trade, the account remains eligible for the next order processed or for the next similar investment subsequently placed.

An aggregated trade may be executed in a series of transactions depending on the security, market conditions, and the characteristics of the aggregated trade.  When portfolio managers place market limit orders, an aggregated order may not be executed in full.  As an order is executed, if the price increases beyond the desired level for the investment, execution of the remaining order may be terminated or postponed.

Portfolio managers may impose minimum transaction sizes for processing orders back into accounts and not process orders into accounts below the minimum transaction size.  Imposition of minimum transaction sizes may cause smaller accounts not to receive any amount of an order and larger accounts to receive their complete order when orders are processed on a pro rata basis.  To minimize the impact of minimum transaction sizes, portfolio managers may process trades at the lowest minimum transaction size necessary to cause all accounts to receive part of a trade.  Portfolio managers may vary the minimum transaction size depending on the actual trade being executed, the accounts aggregated in a trade, the manner of execution and other equitable factors.

Significant administrative difficulties exist in executing transactions in lesser amounts, causing hardships for the custodians in timely settlement and payment, tax considerations, income projections and general administrative burdens.  Minimum transaction sizes may be increased because of costs and other factors emanating from account custodians.  If the amount of a minimum transaction would be so small that it would provide no material benefit to the account or present difficulty in effecting an advantageous position, portfolio managers may impose higher minimum transaction sizes.  Minimum transaction sizes may also be increased during times of more active trading in the accounts and based on investment considerations.

Disparate Account Sizes.  The relative sizes of certain Buffalo Funds and other accounts following the same or similar strategy are disparate.  To the extent these account sizes vary more significantly, different trade consequences, varying performances and other unforeseen circumstances may result.  For example, when portfolio managers aggregate trades of “small cap” strategy accounts with the Buffalo Small Cap Fund, and if trades are executed in a series of transactions and processed back into accounts on a pro rata basis, the Buffalo Small Cap Fund receives its trades first before the small cap strategy accounts that are relatively much smaller in size.  If portfolio managers impose minimum transaction sizes in the pro rata processing of a trade back into accounts according to size, the available shares for processing into smaller accounts may be less than the minimum transaction size.  Only the larger accounts may receive shares in such a transaction processed on a pro rata basis.  Varying execution and performance may result.

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Portfolio managers monitor these trade practices for the accounts and modify them as conditions warrant, to be in the best interest of all Funds and accounts.  Portfolio managers may impose rotational participation and minimum transaction sizes small enough to have all accounts participate if necessary in processing orders executed such that all accounts participate on a more equitable basis.

Limited Investment Opportunities.  All Funds and other accounts receive different investments according to their investment needs, objectives, and their risk profiles.  In certain instances an investment opportunity may be limited in availability for all accounts with similar investment requirements.  Portfolio managers endeavor to allocate limited unique investment opportunities among accounts fairly over time and based on factors particular to each account.  When making allocations of limited investment opportunities, portfolio managers consider the investment needs, objectives, risk profiles, cash levels, tax considerations and other holdings in the account.  After considering the individual factors associated with the accounts, investment opportunities bearing similar investment characteristics are allocated among accounts having similar investment requirements on a rotational basis to the fullest extent possible.

Portfolio managers place initial public offerings in the Buffalo Funds, certain strategy accounts and collective trust funds they manage if an initial public offering fits within a defined investment strategy of a particular Fund, strategy account or collective trust fund and is a good investment within the Fund, strategy account or collective trust fund mix.  Based on these accounts’ relative larger sizes, flexibility in trading activity and lesser tax considerations, initial public offerings are appropriate for the Buffalo Funds, certain strategy accounts and the collective trust funds.  Portfolio managers reevaluate the suitability of initial public offerings for all the accounts as market conditions and the nature, characteristics and risk of initial public offerings may change.  If in the best interests of the accounts, the Advisor modifies the policies according to then current conditions.

Personal Accounts.  The portfolio managers’ management of their personal accounts may give rise to potential conflicts of interest.  The Funds and the Advisor have adopted a code of ethics that they believe contain provisions reasonably necessary to prevent such conflicts.

Compensation of Portfolio Managers

Portfolio manager compensation primarily consists of a modest fixed base salary and a larger bonus tied to short- and long-term performance, as well as other factors described herein.  Each portfolio manager’s base salary is reviewed annually.  Bonuses are determined annually based on individual performance and contributions to the firm, performance of funds and accounts managed and success of the firm overall.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUNDS

Control persons are persons deemed to control a Fund because they own beneficially over 25% of the Fund’s outstanding equity securities.  As a result, control persons could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of the shareholders of that Fund.  Principal holders are persons that own beneficially 5% or more of a Fund’s outstanding equity securities.  As of June 30, 2016, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

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Buffalo Discovery Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	44.42%	Record
National Financial Services Corp. For Exclusive Benefit of Customers 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	N/A	N/A	22.10%	Record

Buffalo Dividend Focus Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	Great Plains Trust Holding Co.	KS	57.91%	Record
National Financial Services Corp. For Exclusive Benefit of Customers 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	N/A	N/A	11.61%	Record
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	9.91%	Record

Buffalo Emerging Opportunities Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services Corp. For Exclusive Benefit of Customers 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	Fidelity Global Brokerage Group, Inc.	DE	34.43%	Record
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	16.52%	Record

Great Plains Trust Company* House Account – Reinvest 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	N/A	N/A	11.84%	Record

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Buffalo Flexible Income Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	42.47%	Record
National Financial Services Corp. For Exclusive Benefit of Customers 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	Fidelity Global Brokerage Group, Inc.	DE	27.55%	Record
Great Plains Trust Company* House Account – Reinvest 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	N/A	N/A	13.54%	Record

Buffalo Growth Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services Corp. For Exclusive Benefit of Customers 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	Fidelity Global Brokerage Group, Inc.	DE	31.88%	Record
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	29.84%	Record
Great Plains Trust Company* House Account – Reinvest 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	N/A	N/A	6.66%	Record

Buffalo High Yield Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Great Plains Trust Company* House Account – Reinvest 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	Great Plains Trust Holding Co.	KS	22.69%	Record
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Pershing Group, LLC	DE	22.15%	Record

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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services Corp. For Exclusive Benefit of Customers 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	N/A	N/A	18.77%	Record
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	18.29%	Record

Buffalo International Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Great Plains Trust Company* House Account – Reinvest 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	Great Plains Trust Holding Co.	KS	52.98%	Record
National Financial Services Corp. For Exclusive Benefit of Customers 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	Fidelity Global Brokerage Group, Inc.	DE	32.73%	Record
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	6.18%	Record

Buffalo Large Cap Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Great Plains Trust Company* House Account – Reinvest 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	Great Plains Trust Holding Co.	KS	33.95%	Record

National Financial Services Corp. For Exclusive Benefit of Customers 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	N/A	N/A	11.45%	Record
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	10.05%	Record

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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Nationwide Trust Company FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	N/A	N/A	6.48%	Record

Buffalo Mid Cap Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade, Inc. For Exclusive Benefit of Customers P.O. Box 2226 Omaha, NE 68103-2226	TD Ameritrade Clearing, Inc.	NE	29.65%	Record
National Financial Services Corp. For Exclusive Benefit of Customers 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	N/A	N/A	19.48%	Record

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	15.35%	Record
Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road St. Louis, MO 63131-3729	N/A	N/A	11.67%	Record
Great Plains Trust Company* House Account – Reinvest 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	N/A	N/A	5.92%	Record

Buffalo Small Cap Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	20.45%	Record
Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road St. Louis, MO 63131-3729	N/A	N/A	17.65%	Record

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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services Corp. For Exclusive Benefit of Customers 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	N/A	N/A	16.73%	Record

* The majority beneficial owner of Great Plains Trust Company is an irrevocable trust created by John C. Kornitzer, the President and Chairman of the Advisor, for the benefit of his family members; therefore, Mr. Kornitzer is considered a principal shareholder in several of the Funds.

MANAGEMENT OWNERSHIP OF THE FUNDS

As of June 30, 2016, the officers and Trustees, together as a group, owned less than 1% of the shares of each of the Funds.

In addition, as of December 31, 2015, neither the Trustees who are not “interested” persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, owned securities beneficially or of record in the Advisor, the Distributor or any affiliate of the Advisor or the Distributor.  Accordingly, as of December 31, 2015, neither the Trustees who are not “interested” persons of the Trust, nor members of their immediate family, had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.  In addition, as of December 31, 2015, neither the Trustees who are not “interested” persons of the Trust nor members of their immediate family had conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Distributor or their affiliates were parties.

DISTRIBUTIONS AND TAXES

Distributions of Investment Company Taxable Income.  The Funds receive income generally in the form of dividends, interest, net short-term capital gain and net gain from foreign currency transactions on their investments in portfolio securities.  This income, less expenses incurred in the operation of a Fund, constitutes its “investment company taxable income,” from which distributions may be paid to you.  If you are a taxable investor, any distributions by a Fund from such income (other than amounts attributable to and reported as qualified dividend income) will be taxable to you as ordinary income (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 39.6%), whether you receive them in cash or in additional Fund shares.  For non-corporate shareholders, distributions attributable to and reported as qualified dividend income are currently taxable at long-term capital gain rates, provided certain holding period requirements are met by such shareholders.  See the discussion below under the heading, “Qualified Dividend Income for Non-corporate Shareholders.”

Distributions of Net Capital Gain.  A Fund may realize capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions of investment company taxable income, which includes net short-term capital gain (the excess of net short-term capital gain over net long-term capital loss) will be taxable to you as ordinary income, as described above.  Distributions of “net capital gain” (the excess of net long-term capital gain over net short-term capital loss) will be taxable to you as long-term capital gain (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 20%), regardless of how long you have held your shares in a Fund.  Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryforward) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

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Qualified Dividend Income for Non-corporate Shareholders. For non-corporate shareholders, a portion of a Fund’s distributions of investment company taxable income may be attributable to and reported as qualified dividend income, which is currently eligible for taxation at long-term capital gain rates for federal income tax purposes.  Qualified dividend income treatment is generally available for Fund distributions of investment company taxable income attributable to dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.

Both a Fund and the shareholder must meet certain holding period requirements to qualify for this treatment.  Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, shareholders must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution becomes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is entitled to receive the dividend payment.  When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income designated as qualified dividend income is currently taxed at the same rates applicable to long-term capital gains, such income will not be considered as long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return.  Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be treated as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will report the portion of its distributions of investment company taxable income attributable to qualified dividend income.  If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its distributions of investment company taxable income as qualified dividend income.

Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the distributions of investment company taxable income paid by a Fund may qualify for the dividends-received deduction.  The portion of such distributions paid by a Fund that so qualifies will be reported each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund directly or indirectly from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund were a regular corporation.  Either none or only a nominal portion of the distributions paid by the Buffalo High Yield Fund and Buffalo International Fund will be eligible for the dividends-received deduction because such Funds invest primarily in debt instruments and/or foreign securities.

The availability of the dividends-received deduction is subject to certain holding period and debt-financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if a corporate shareholder’s Fund shares are debt-financed or held for less than a 46-day period, then the dividends-received deduction for Fund distributions may also be reduced or eliminated.  Even if designated as distributions eligible for the dividends-received deduction, all such distributions (including any deducted portion) must be included in a corporate shareholder’s alternative minimum taxable income calculation.
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Returns of Capital.  If a Fund’s distributions exceed its then-current and accumulated earnings and profits, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Fund shares and result in a higher reported capital gain or lower reported capital loss when those shares (on which the distribution was received) are ultimately sold, exchanged or redeemed.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investment in Foreign Securities.  Each Fund is permitted to invest in foreign securities as described in this SAI.  Accordingly, the Funds may be subject to foreign withholding taxes on income from certain foreign securities.  Under the Foreign Account Tax Compliance Act (“FATCA”), the United States imposes a 30% withholding tax on certain payments made to certain foreign entities.  This FATCA withholding tax could affect a Fund’s return on its investments in foreign securities (to the extent that the foreign issuer receives direct or indirect U.S.-source payments and does not comply with the information reporting, due diligence, and withholding requirements imposed by FATCA) and reduce the Fund’s distributions paid to you.

Pass-Through of Foreign Tax Credits.  If more than 50% of the value of a Fund’s total assets at the end of a fiscal year are invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund.  If this election is made, you must include in your gross income your proportionate share of foreign taxes paid by the Fund, and accordingly such Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these foreign taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your federal income tax (subject to limitations for certain shareholders).  A Fund will provide you with the information necessary to claim this deduction or credit on your income tax return if the Fund makes this election.  Your tax reporting of any foreign dividends designated by a Fund as qualified dividend income subject to taxation at long-term capital gain rates may reduce the otherwise available foreign tax credits on your federal income tax return.  Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their income tax returns.

PFIC Securities.  The Funds may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”).  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income or 50% or more of its average assets (by value) produce or are held for the production of passive income.  When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any unrealized gains at the end of the Fund’s fiscal and excise tax years.  Deductions for unrealized losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities or received any dividends therefrom.  Dividends paid by PFICs to the Funds are not qualified dividend income, and the Fund will not be able to designate distributions to you of PFIC dividends as qualified dividend income, which is currently eligible for the reduced rates of federal income tax applicable to long-term capital gains.  In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed by the Fund to its shareholders.  Additional charges in the nature of non-deductible interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
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MLPs.  The Funds may invest in MLPs that will be treated for federal income tax purposes as “qualified publicly traded partnerships.”  The income derived from such investments constitutes “good income” for purposes of satisfying the source of income requirement for the Funds to maintain their status as a RIC.  However, if an MLP in which a Fund invests does not qualify as a qualified publicly traded partnership (and the MLP is otherwise not treated as a corporation for federal income tax purposes), the Fund must look through to the character of income generated by the MLP.  Such income may not qualify as “good income,” and therefore, could adversely affect the Fund’s status as a RIC.

The MLPs in which the Funds intend to invest are expected to be treated as partnerships for federal income tax purposes, and accordingly, the cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to the Funds by the MLP in any given taxable year.  If the amount of income allocated to a Fund by an MLP exceeds the amount of cash received by a Fund from such MLP, the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level.  Accordingly, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

Information on the Amount and Tax Character of Distributions.  The Funds will inform you of the amount and character of your distributions at the time they are paid, and will report to you the federal income tax status of such distributions shortly after the close of each calendar year.  If you have not held Fund shares for a full year, a Fund may designate and distribute to you amounts of investment company taxable income or net capital gain that are not equal to the actual amount of such income earned during the period of your investment in the Fund.  Taxable distributions declared by a Fund in October, November or December to shareholders of record, but paid in January, are taxable to you as if they were received on December 31.

Election to be Taxed as a Regulated Investment Company.  Each Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code.  As a RIC, a Fund generally pays no federal income tax on the investment company taxable income and net capital gain it distributes to you.  The Board of Trustees reserves the right not to distribute a Fund’s net capital gain or not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders.  If a Fund retains any net capital gain and pays federal income tax on such gain, it may elect to treat all or a portion of such gain as having been distributed to shareholders.  Each shareholder who holds Fund shares at the end of the Fund’s taxable year (i) will be taxed on such deemed net capital gain distributions, (ii) will be entitled to a credit or refund for such shareholder’s pro rata share of the federal income taxes paid by the Fund with respect to its undistributed net capital gain, and (iii) will be entitled to a corresponding increase to the adjusted basis of such shareholder’s Fund shares.

If a Fund fails to qualify as a RIC and fails to obtain relief from such failure, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would generally be taxed as dividend income to the extent of such Fund’s then-current and accumulated earnings and profits.  In the event that a Fund fails to qualify as a RIC and does not obtain relief from such failure, shareholders will generally earn lower after-tax returns than if the Fund had been taxed as a RIC.
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In order to qualify as a RIC for federal income tax purposes, each Fund must meet certain specific requirements, including:

(i)	A Fund must maintain a diversified portfolio of securities, such that at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, provided that for purposes of this test, no security of any one issuer may constitute more than 5% of the value of the Fund’s total assets and no more than 10% of the outstanding voting securities of any such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships;

(ii)	A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii)	A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for its taxable year.

Excise Tax Distribution Requirements.  As a RIC, each Fund is required to distribute its ordinary income and capital gain net income on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

Required distributions.  To avoid a federal excise tax of 4.0%, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received on December 31) but can give no assurances that its distributions will be sufficient to eliminate all taxes at the Fund level.

Post-October losses.  Because the periods for measuring a RIC’s income are different for excise and income tax purposes, special rules are required to protect the amount of earnings and profits needed to support excise tax distributions.  For instance, if a RIC that uses October 31 as the measurement period for distributing capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the RIC likely would have insufficient earnings and profits for that taxable year to support the treatment of its required distributions for that calendar year.  Accordingly, a Fund is permitted to elect to treat certain net capital losses realized between November 1 and its fiscal year end of March 31 (‘‘post-October loss”) as occurring on the first day of the following tax year (i.e., April 1).  Each Fund generally intends to make such election to defer post-October losses.

Sales, Exchanges and Redemption of Fund Shares.  Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal income tax purposes.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and as short-term capital gain or loss if the shares have been held for one year or less.
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Sales, Exchanges or Redemptions at a loss within six months of purchase.  Any loss incurred on a sale, exchange or redemption of shares held for six months or less will be treated as long-term capital loss to the extent of any net capital gain distributed to you or deemed to be distributed to you by the Fund on those shares.  In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted.

Wash sales.  All or a portion of any loss that you realize on a sale, exchange or redemption of your Fund shares will be disallowed to the extent that you buy other shares in the same Fund (through reinvestment of distributions or otherwise) within 30 days before or after your share sale, exchange or redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

U.S. Government Securities.  Income earned on certain U.S. government obligations is generally exempt from state and local income taxes if earned directly by you.  States generally grant tax-free status to distributions paid by a Fund attributable to interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  Income earned on investments in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment at the state level.  The rules on exclusion of this income are generally different for corporations.

Medicare Tax Imposed on Certain Income.  Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to the regular income tax).  The Medicare tax is imposed on the lesser of a taxpayer’s (i) investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  Investment income generally consists of passive income, including interest, dividends, annuities, royalties, rents and capital gains.  Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized upon the sale, exchange or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Investment in Complex Securities.  The Funds may invest in complex securities that could be subject to numerous special and complex tax rules.  These rules could accelerate the recognition of income by a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions), defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to federal income tax.  These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could, therefore, affect the amount, timing or character of Fund distributions.

Cost Basis Reporting.  Each Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired by such shareholders on or after January 1, 2012 (“covered shares”) when they redeem such shares.  These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies (“non-covered shares”).  Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares.  The Funds are not required to determine or report your cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.
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The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions.  Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain or loss.  If you sell, exchange or redeem covered shares during any year, then the Funds will report the gain or loss, cost basis, and holding period of such shares to the IRS and you on Form 1099.

A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when you sell, exchange or redeem less than your entire holding of the Fund shares and have made multiple purchases of Fund shares on different dates at differing net asset values.  If you do not affirmatively elect an IRS-approved  cost basis method, the Funds will use the average cost method, which averages the basis of all Fund shares in your account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first.  You may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in your Fund shares.  The default cost basis method applied by a Fund or the alternate method elected by you may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold shares of a Fund through a financial intermediary or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Backup Withholding.  By law, a Fund must withhold a portion of your distributions and sales proceeds unless you:

●	provide your correct Social Security or taxpayer identification number,
●	certify that this number is correct,
●	certify that you are not subject to backup withholding, and
●	certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so.  When backup withholding is required, the amount will be 28% of any distributions or proceeds paid.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors.  Non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.  Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The U.S. imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S.-source dividends, including on distributions of investment company taxable income paid to you by a Fund, subject to exemptions for net capital gain, as described below.  However, notwithstanding such exemption from U.S. withholding at the source, any distributions of investment company taxable income and net capital gain, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not subject to backup withholding.
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If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Distributions of Net Capital Gain.  In general, distributions of net capital gain of a Fund (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year.

U.S. estate tax.  An individual who, at the time of death, is a non-U.S. investor will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies.  If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate.  The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (which effectively exempts the first $60,000 of U.S. situs assets).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.  Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

U.S. tax certification rules.  Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8BEN or W-8BEN-E (or other applicable Form W-8) to establish that he or she is not a U.S. person, to claim that he or she is the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty.  A Form W-8BEN or W-8BEN-E will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Withholding under FATCA.  Under FATCA, a Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange or redemption of Fund shares paid after December 31, 2018 to (i) certain “foreign financial institutions” unless such foreign financial institution, agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things (or is otherwise deemed compliant under the terms of an intergovernmental agreement with the U.S.), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  The FATCA withholding regime and the shareholder certifications required thereunder are different from, and in addition to, the U.S. tax certification rules described above.  This FATCA withholding tax could also decrease a Fund’s return on its investments in foreign securities or decrease a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.
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Capital Loss Carryforward.  For net capital losses arising in tax years beginning on or before December 22, 2010, each Fund is permitted to carry forward a net capital loss to offset its capital gains, if any, realized during the eight years following the year of the loss and each Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried.  For net capital losses arising in tax years beginning after December 22, 2010, each Fund may carry forward such losses, if any, indefinitely and net capital losses generally retain their character as short-term or long-term.  If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  Accordingly, no Fund expects to distribute any such offsetting capital gains.  A Fund cannot carry back or carry forward any net operating losses.

As of March 31, 2016, the accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable capital gains are as follows:

Name of Fund	Month / Year Realized	Month / Year Expiring	Short-Term	Long Term
Buffalo International Fund	March-09	March-17	$2,530,333	N/A
	March-10	March-18	1,076,190	N/A
	March-15	Unlimited	705,010	$1,587,357
		Totals	$4,311,533	$1,587,357

For the Buffalo International Fund, the utilization of certain capital loss carryovers are subject to annual limitations of $652,599, pursuant to Section 382 of the Code as a result of the acquisition of the Buffalo China Fund on January 25, 2013.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

FINANCIAL STATEMENTS

The audited financial statements of each of the Buffalo Funds, which are contained in the March 31, 2016 Annual Report to Shareholders, are incorporated herein by reference.  Unaudited reports to shareholders will be published at least semi-annually.

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APPENDIX A

RATINGS DEFINITIONS

S & P Global Ratings Issue Credit Rating Definitions

A S & P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S & P Global Ratings view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S & P Global Ratings.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
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D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S & P Global Ratings believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (S & P Global Ratings Underlying Rating)
A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it.  These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue.  S & P Global Ratings maintains surveillance of an issue with a published SPUR.

Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature.  The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature.  The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols.  The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’).  With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of S & P Global Ratings and its affiliates (together, S & P Global Ratings) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions.  S & P Global Ratings assumes no obligation to update the Content following publication in any form or format.  Users of ratings or other analyses should not rely on them in making any investment decisions.  S & P Global Ratings’ opinions and analyses do not address the suitability of any security.  S & P Global Ratings does not act as a fiduciary or an investment advisor except where registered as such. While S & P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.  Ratings and other opinions may be changed, suspended or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

S & P Global Ratings assigns qualifiers to ratings when appropriate.  This section details active and inactive qualifiers.

S & P Global Ratings uses the following qualifiers that limit the scope of a rating.  The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only.  A qualifier appears as a suffix and is part of the rating.

1.  Federal Deposit Insurance Limit:  “L” qualifier
Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
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2.  Principal Payment:  “p” qualifier
This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation.  The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest portion is not rated.

3.  Preliminary Ratings:  “prelim” qualifier
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below.  Assignment of a final rating is conditional on the receipt by S & P Global Ratings of appropriate documentation.  S & P Global Ratings reserves the right not to issue a final rating.  Moreover, if a final rating is issued, it may differ from the preliminary rating.

—	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

—	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

—	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S & P Global Ratings opinion, documentation is close to final. Preliminary ratings may also be assigned to obligations of these entities.’

—	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S & P Global Ratings would likely withdraw these preliminary ratings.

—	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

4.  Termination Structures:  “t” qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

5.  Counterparty Instrument Rating: ‘cir’ qualifier
This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.
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1.  Contingent upon final documentation: “*” inactive qualifier
This symbol indicated that the rating was contingent upon S & P Global Ratings receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.  Discontinued use in August 1998.

2.  Termination of obligation to tender:  “c” inactive qualifier
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.  Discontinued use in January 2001.

3.  U.S. direct government securities:  “G” inactive qualifier
The letter “G” following the rating symbol when a fund’s portfolio consists primarily of direct U.S. Government securities.

4.  Public Information Ratings: ‘pi’ qualifier
This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

5.  Provisional Ratings:  “pr” inactive qualifier
The letters ‘pr’ indicate that the rating was provisional.  A provisional rating assumed the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

6.  Quantitative Analysis of publication information:  “q” inactive qualifier
A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information.  Discontinued use in April 2001.

7.  Extraordinary risks:  “r” inactive qualifier
The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating.  The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks.  S & P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Active Identifiers

1.  Unsolicited: ‘unsolicited’ and ‘u’ identifier
The ‘u’ identifier and ‘unsolicited’ designation are unsolicited credit ratings assigned at the initiative of S & P Global Ratings and not at the request of the issuer or its agents.

2.  Structured finance:  “sf” identifier
The ‘sf’ identifier shall be assigned to ratings on “structured finance instruments” when required to comply with applicable law or regulatory requirement or when S & P Global Ratings believes it appropriate. The addition of the ‘sf’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s creditworthiness.
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Local Currency and Foreign Currency Ratings
S & P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

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Moody’s Credit Rating Definitions

Purpose
The system of rating securities was originated by John Moody in 1909.  The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.

Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same.  There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application was not received or accepted.

2.	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change.  For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue.  Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen.  While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings.  Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality.  In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.
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As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations.  For example, they have no value in forecasting the direction of future trends of market price.  Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc.  During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness.”  The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present.  Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind.  Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities.  As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications.  Reference should be made to these statements for information regarding the issuer.  Moody’s ratings are not commercial credit ratings.  In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.  Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Obligation Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issues by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.  Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
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Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

SHORT-TERM VS. LONG-TERM RATINGS

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Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings.  It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned.  Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country.  Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments.  It is not related to the rating scale of any other national market.  Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading.  Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature.  In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales.  For instance, Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g., ‘A1+’, ‘A1’, ‘A2’ and ‘A3.’  The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

Limitations of the National Rating Scale

Specific limitations relevant to National Rating scale include:

•	National scale ratings are only available in selected countries.

•	National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied probability of default of a given national scale rating will vary over time.

•	The value of default studies for national ratings can be limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only national ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution if they wish to infer future default probabilities for national scale ratings using the historical default experience with international ratings and mapping tables to link the national and international ratings. As with ratings on any scale, the future will not necessarily follow the past.

•	Fitch attaches less confidence to conclusions about national scale default probabilities than for International Credit ratings. There has not been a comprehensive global study of default history among entities with national scales to show that their ex-post default experience has been consistent with ex-ante probabilities implied. This is due to the relatively short history of ratings in emerging markets and the restrictive relative nature of the national scales.
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The above list is not exhaustive, and is provided for the reader’s convenience.  Readers are requested to review the section Understanding Credit Ratings — Limitations and Usage for further information on the limitations of the agency’s ratings.

National Short-Term Credit Ratings

F1(xxx)
 Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country.  Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
 Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
 Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
 Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)
 Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD:  Restricted default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

D(xxx)
 Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies.  For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category.  Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’
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LONG-TERM RATINGS

S & P Global Ratings Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S & P Global Ratings analysis of the following considerations:

—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation and the promise we impute.

—	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings

AAA
An obligation rated ‘AAA’ has the highest rating assigned by S & P Global Ratings.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
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B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.  The ‘CC’ rating is used when a default has not yet occurred, but S & P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S & P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR
This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S & P Global Ratings does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings beginning on page A-3.
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Moody’s Long-Term Obligation Ratings

Long-Term Obligation Ratings
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issues by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.  Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
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* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
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Fitch’s National Long-Term Credit Ratings

AAA(xxx)
 ‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country.  This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
 ‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country.  The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)
 ‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country.  However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
 ‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country.  However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
 ‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country.  Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
 ‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country.  Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.  For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
 ‘CCC’ National Ratings denote that default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
 ‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)
 ‘C’ National Ratings denote that default is imminent.
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RD:  Restricted default.
“RD” ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.  This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

D(xxx)
 ‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:
The ISO International country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies.  For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category.  Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

MUNICIPAL NOTE RATINGS

S & P Global Ratings Municipal Short-Term Note Ratings Definitions
A S & P Global Ratings U.S. municipal note rating reflects S & P Global Ratings opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S & P Global Ratings analysis will review the following considerations:

—    Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—    Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.
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See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings
While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating.  Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2
This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3
This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.  The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
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VMIG 2
This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

*For SBPA-backed VRDBS. The rating transitions are higher to allow for distance to downgrade to below-investment grade due to the presence of automatic termination events in the SBPAs

Reviewed June 2, 2016
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APPENDIX B

Proxy Voting Policies and Procedures

The Trust delegates all proxy voting decisions regarding the Fund’s securities to KCM (the “Advisor”).  As a result, the Advisor’s proxy voting policies and procedures govern how the Fund’s proxies are voted.

The Advisor’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under its investment advisory contract.  The Advisor will vote all proxies subject to certain limitations, and act on all other actions in a timely manner as part of its full discretionary authority over Fund assets in accordance with the Advisor’s Policies and Procedures.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for the Fund, the Advisor’s utmost concern is that all decisions be made solely in the best interest of the Fund.  The Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

The portfolio management teams are responsible for applying the proxy policy and procedures in making the proxy voting decisions, and ensuring that all proxies received by the Advisor are voted in a timely manner and in a manner consistent with the Fund’s best interests.  If application of the policies and procedures is unclear for a proxy voting decision, a proxy voting committee is responsible for making the decision.

Where a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interest, the Advisor will resolve such a conflict in the manner described below:

•
Vote in Accordance with the Guidelines.  To the extent that the Advisor has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

•
Obtain Consent of Trustees.  To the extent that the Advisor has discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the Board of Trustees and obtain the Trustees’ consent to the proposed vote prior to voting the securities.  The disclosure to the Board of Trustees will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s conflict that the Board of Trustees would be able to make an informed decision regarding the vote.  If the Board of Trustees does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by that account.

The Advisor will generally vote against any management proposal that is not deemed to be in the shareholders’ best interests.  Proposals in this category would include issues regarding the issuer’s board entrenchment, anti-takeover measures, providing cumulative voting rights and election of directors who sit on more than five boards.

Proxies will normally be voted with management on routine proposals that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders, such as election of auditors, date and place of annual meeting and reasonable employee stock purchase plans.  Some proxy decisions may be made on a case-by-case basis.
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A copy of the Fund’s/Advisor’s proxy voting policies and procedures is available without charge upon request, by calling 1-800-492-8332.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by (1) calling the Fund at 1-800-492-8332 or (2) on the SEC website at http://www.sec.gov.

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